                                                              File No.  33-44830
                                                                        811-6293

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Post-Effective Amendment No. 15

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 28

                              SEPARATE ACCOUNT VA-K OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)

               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                (Name of Depositor)
                                 440 Lincoln Street
                                Worcester, MA 01653
                (Address of Depositor's Principal Executive Offices)
                                   (508) 855-1000
                (Depositor's Telephone Number, including Area Code)

                    Abigail M. Armstrong, Secretary and Counsel
               Allmerica Financial Life Insurance and Annuity Company
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)

               It is proposed that this filing will become effective:

             ___ immediately upon filing pursuant to Paragraph (b) of Rule 485
             ___ on (date) pursuant to Paragraph (b) of Rule 485
             _X_ 60 days after filing pursuant to Paragraph (a) (1) of Rule 485 ___ on (date) pursuant to Paragraph (a) (1) of Rule 485
             ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the 1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1997 was filed on March 27, 1998.

    CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF ITEMS CALLED FOR
                                    BY FORM N-4


FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------

1. . . . . . . .    Cover Page

2. . . . . . . .    Special Terms

3. . . . . . . .    Summary;  Annual and Transaction Expenses

4. . . . . . . .    Condensed Financial Information;  Performance  Information

5. . . . . . . .    Prospectus A:  Description of the Company, the Separate
                    Account and the Fund
                    Prospectus B:  Description of the Company, the Variable
                    Account and Delaware Group Premium Fund, Inc.

6. . . . . . . .    Charges and Deductions

7. . . . . . . .    Prospectus A:  The Variable Annuity Policies
                    Prospectus B:  Description of the Contract

8. . . . . . . .    Prospectus A:  The Variable Annuity Policies
                    Prospectus B:  Electing the Form of Annuity and the
                    Annuity Date; Description of Variable Payout Annuity
                    Options; Annuity Benefit Payments

9. . . . . . . .    Death Benefit

10 . . . . . . .    Prospectus A:  Purchase Payments; Computation of Policy
                    Values and Annuity Payments
                    Prospectus B:  Payments; Computation of Values; Distribution

11 . . . . . . .    Prospectus A:  Surrender; Partial Redemption
                    Prospectus B:  Surrender; Withdrawals; Charge for
                    Surrender and Withdrawal; Withdrawal Without Surrender
                    Charge; Texas Optional Retirement Program

12 . . . . . . .    Federal Tax Considerations

13 . . . . . . .    Legal Matters

14 . . . . . . .    Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------

15 . . . . . . .    Cover Page

16 . . . . . . .    Table of Contents

17 . . . . . . .    General Information and History

18 . . . . . . .    Services

19 . . . . . . .    Underwriters

20 . . . . . . .    Underwriters

21 . . . . . . .    Performance Information

22 . . . . . . .    Annuity Benefit Payments

23 . . . . . . .    Financial Statements

                                SEPARATE ACCOUNT VA-K
                                DELAWARE MEDALLION III
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

                                         ***

Effective December 14, 1998, an optional Guaranteed Annuity Payout Rider will be available under the Contract. The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

Under "5. Expenses" on page P-3 of the Profile, the following is added after the first paragraph:

     The following chart does not reflect the optional Guaranteed Annuity Payout Rider which, if elected, would increase expenses.

Under "10. Other Information" on page P-4 of the Profile, the following is inserted above "FREE LOOK PERIOD:"

     OPTIONAL GUARANTEED ANNUITY PAYOUT RIDER: This optional rider is available for a separate monthly charge. Under this rider you are guaranteed a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each contract anniversary a guaranteed annuity payout benefit base is determined. This guaranteed annuity payout benefit base is the value that will be annuitized should you exercise the rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The guaranteed annuity payout benefit base is equal to the greatest of:

     (a)  the then current accumulated value; or
     (b) accumulated value on the effective date of the rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the guaranteed annuity payout benefit base on the previous contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     You may elect the Guaranteed Annuity Payout Rider at contract issue or at any time thereafter, however, if the rider is not elected within thirty days after contract issue or within thirty days after a contract anniversary date, the effective date of the rider will be the following contract anniversary date. You may only exercise the Guaranteed Annuity Payout within thirty days after any contract anniversary following the expiration of a ten or fifteen-year waiting period from the date of rider election. You may not terminate this rider prior to the seventh contract anniversary unless such termination occurs on or within thirty days after a contract anniversary and in conjunction with your repurchase of a Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if then available. After the seventh contract anniversary you may terminate the rider at any time. Other than in the event of a repurchase, once you have terminated the rider, it may not be purchased again.

In the Table of Contents on page 3 of the Prospectus, the following is changed:

     Under DESCRIPTION OF THE CONTRACT:
     "M.  Optional Guaranteed Annuity Payout Rider" is added
     "M.  NORRIS Decision" is changed to "N. NORRIS Decision"
     "N.  Computation of Values" is changed to "O. Computation of Values"

     Under CHARGES AND DEDUCTIONS:
     "C.  Optional Guaranteed Annuity Payout Rider Charge" is added
     "C.  Premium Taxes" is changed to "D. Premium Taxes"
     "D. Contingent Deferred Sales Charge" is changed to "E. Contingent Deferred Sales Charge"
     "E.  Transfer Charge" is changed to "F. Transfer Charge"

In the Summary on page 7 of the Prospectus, the following is added to the end of the section entitled "What Happens In the Annuity Payout Phase?":

     An optional Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "M. Optional Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If you elect to purchase the Guaranteed Annuity Payout Rider, the Annuitant is guaranteed a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Guaranteed Annuity Payout Benefit Base is determined. The Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.
     The Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the then current Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the Guaranteed Annuity Payout Benefit Base on the previous Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
       the Accumulated Value determined immediately prior to the withdrawal.

     CONDITIONS OF ELECTION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -You may elect the Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     -You may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. You may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -You may only exercise the Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -You may only annuitize under a fixed annuity payout option involving a life contingency.

     -You may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

     TERMINATION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -You may not terminate the Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the repurchase of a Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary you may terminate the Rider at any time.

     -You may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     -Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable.

In the Summary on page 10 of the Prospectus, the following is added to the end of the section entitled "What Charges Will I Incur Under My Contract?":

     An optional Guaranteed Annuity Payout Rider is available for an additional charge of 0.25% for a Rider with a ten-year waiting period and 0.15% for a Rider with a fifteen-year waiting period., which is deducted in arrears on a monthly basis. For more information, see "Optional Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 14 of the Prospectus, table (a) is renamed table (1)(a) and the following table is inserted following table
(1)(a):

     (1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                            1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                             ------   -------  ------- -------
Decatur Total Return Series                   $85      $120     $155     $269
Devon Series                                  $86      $122     $159     $278
DelCap Series                                 $86      $124     $162     $283
Social Awareness Series                       $86      $124     $162     $283
REIT Series                                   $86      $124     $162     $283
Small Cap Value Series                        $86      $124     $162     $283
Trend Series                                  $86      $124     $162     $283
International Equity Series                   $87      $125     $164     $288
Emerging Markets Series                       $92      $142     $193     $345
Delaware Series                               $85      $118     $153     $265
Convertible Securities Series                 $86      $124     $162     $283
Delchester Series                             $85      $119     $154     $268
Capital Reserves Series                       $85      $121     $157     $273
Strategic Income Series                       $86      $122     $159     $278
Cash Reserve Series                           $84      $117     $151     $262
Global Bond Series                            $86      $124     $162     $283


Under "ANNUAL AND TRANSACTION EXPENSES" on page 14 of the Prospectus, table (b) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If, at the end of the applicable time period, you annuitize* under a life option or any non-commutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

                                            1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                            ------   -------  ------- --------
Decatur Total Return Series                   $24      $74      $126     $269
Devon Series                                  $25      $76      $130     $278
DelCap Series                                 $25      $78      $133     $283
Social Awareness Series                       $25      $78      $133     $283
REIT Series                                   $25      $78      $133     $283
Small Cap Value Series                        $25      $78      $133     $283
Trend Series                                  $25      $78      $133     $283
International Equity Series                   $26      $79      $135     $288
Emerging Markets Series                       $32      $97      $165     $345
Delaware Series                               $24      $72      $124     $265
Convertible Securities Series                 $25      $78      $133     $283
Delchester Series                             $24      $73      $125     $268
Capital Reserves Series                       $24      $75      $128     $273
Strategic Income Series                       $25      $76      $130     $278
Cash Reserve Series                           $23      $71      $122     $262
Global Bond Series                            $25      $78      $133     $283

     (1) If the Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 15 of the Prospectus, the following is inserted above "CONDENSED FINANCIAL INFORMATION:"

     OPTIONAL GUARANTEED ANNUITY PAYOUT RIDER: Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:

      Guaranteed Annuity Payout Rider with a ten year waiting period. . . .  0.25%
      Guaranteed Annuity Payout Rider with a fifteen year waiting period. .  0.15%

     For a description of this Rider, see "C. Optional Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."

Under "PERFORMANCE INFORMATION" on page 17 of the Prospectus, between the second and third sentences in the sixth paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Guaranteed Annuity Payout Rider charge.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 30 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Guaranteed Annuity Payout Rider, annuity benefit payments must be made under fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

Under "L. Annuity Benefit Payments" on page 33 of the Prospectus, the following is inserted above "M. NORRIS Decision:"

     If the Owner elects the Guaranteed Annuity Payout Rider, at annuitization the income provided under the Contract by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Guaranteed Annuity Payout Rider" below.

On page 33 of the Prospectus, "M. NORRIS Decision" is renamed "N. NORRIS Decision," "N. Computation of Values" is renamed "O. Computation of Values" and the following is inserted:

     M. OPTIONAL GUARANTEED ANNUITY PAYOUT RIDER

     An optional Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Guaranteed Annuity Payout Benefit Base is determined. The Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the then current Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the Guaranteed Annuity Payout Benefit Base on the previous Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency.

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

     TERMINATION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the purchase of a Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable.

     Illustrated below are Guaranteed Annuity Payout amounts per $100,000 of initial payments, for an Annuitant age 60 (at issue), on the Contract anniversaries indicated below, assuming no subsequent payments or withdrawals and assuming a 5% return under value (b). Guaranteed Annuity Payout amounts will be higher if the (a) or (c) value is greater. The Company will, upon request, provide illustrations of the Guaranteed Annuity Payout for an Annuitant based on other assumptions.

                                                  Guaranteed Annuity Payout - Monthly Income
     Contract Anniversary at Exercise        Life Annuity with payments guaranteed for ten years*
     ---------------------------------------------------------------------------------------------
                 10                                                   $1,020
                 15                                                   $1,482

     *Other fixed annuity payout options involving a life contingency are available. See "K. Description of Variable Annuity Payout Options."

     The Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Guaranteed Annuity Payout Benefit Base.

Under "CHARGES AND DEDUCTIONS" on page 35 of the Prospectus, "C. Premium Taxes" is renamed "D. Premium Taxes," "D. Contingent Deferred Sales Charge" is renamed "E. Contingent Deferred Sales Charge" and the following is inserted:

     C. OPTIONAL GUARANTEED ANNUITY PAYOUT CHARGE

     Subject to state availability, the Company offers an optional Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction (based on relative values in Accumulation Units of the Sub-Accounts, of dollar amounts in the Fixed Account and of dollar amounts in the Guarantee Period Accounts).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

          Guaranteed Annuity Payout Rider with ten-year waiting period. . . . . . .  0.25%
          Guaranteed Annuity Payout Rider with fifteen-year waiting period. . . . .  0.15%

     For a description of the Rider, see "M. Optional Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.

Supplement dated October 14, 1998.

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY

                                                          DELAWARE MEDALLION III

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1998         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY.

1.  THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT

The Delaware Medallion III variable annuity contract is a contract between you and Allmerica Financial Life Insurance and Annuity Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. Delaware Medallion III combines the concept of professional money management with the attributes of an annuity contract.

Delaware Medallion III offers a diverse selection of investment portfolios. You may allocate your payments among any of 16 investment portfolios of the Delaware Group Premium Fund, Inc., the Guarantee Period Accounts and the Fixed Account (the Guarantee Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.

Like all annuities, the contract has an ACCUMULATION PHASE and an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

During the ANNUITY PAYOUT PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the annuity payout phase will, in part, be determined by your contract's growth during the accumulation phase.

2.  ANNUITY BENEFIT PAYMENTS

If you choose to annuitize your contract, you may select one of six annuity options: (1) monthly payments for your lifetime; (2) monthly payments for your lifetime, but for not less than 10 years; (3) monthly payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid; (4) monthly payments for your lifetime and your survivor's lifetime; (5) monthly payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) monthly payments for a specified period of 1 to 30 years.

You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3.  PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. Payments are not limited as to frequency, but there are certain limitations as to amount. Currently, the initial payment must be at least $600 ($1,000 in Washington). In all cases, each subsequent payment must be at least $50.

4.  INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following investment series:

Decatur Total Return        Emerging Markets Series
Series
Devon Series                Delaware Series
DelCap Series               Convertible Securities
                            Series
Social Awareness Series     Delchester Series
REIT Series                 Capital Reserves Series
Small Cap Value Series      Strategic Income Series
Trend Series                Cash Reserve Series
International Equity        Global Bond Series
Series

You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods during which interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5.  EXPENSES

Each year and upon surrender, a $30 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.40% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other series operating expenses that vary by investment series.

If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 1% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence. There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers after your 12 free transfers.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.03%), the 1.40% insurance charges and the investment charges for each investment series. The next two columns show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in an investment series which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the surrender charges.

For year 10, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.

                                                                                                      EXAMPLES:
                                                                                                    TOTAL ANNUAL
                                                                                                   EXPENSE AT THE
                                                                                                       END OF
                                                                 TOTAL ANNUAL                     -----------------
                                             TOTAL ANNUAL         INVESTMENT       TOTAL ANNUAL    (1)       (2)
 INVESTMENT SERIES                         INSURANCE CHARGES        CHARGES          CHARGES      1 YEAR   10 YEARS
 ----------------------------------------  -----------------   -----------------   ------------   ------   --------
 Decatur Total Return Series.............        1.43%               0.71%             2.14%        $83      $244
 Devon Series............................        1.43%               0.80%             2.23%        $83      $253
 DelCap Series...........................        1.43%               0.85%             2.28%        $84      $258
 Social Awareness Series.................        1.43%               0.85%             2.28%        $84      $258
 REIT Series*............................        1.43%               0.85%             2.28%        $84      $258
 Small Cap Value Series..................        1.43%               0.85%             2.28%        $84      $258
 Trend Series............................        1.43%               0.85%             2.28%        $84      $258
 International Equity Series.............        1.43%               0.90%             2.33%        $84      $263
 Emerging Markets Series.................        1.43%               1.50%             2.93%        $90      $322
 Delaware Series.........................        1.43%               0.67%             2.10%        $82      $240
 Convertible Securities Series...........        1.43%               0.85%             2.28%        $84      $258
 Delchester Series.......................        1.43%               0.70%             2.13%        $83      $243
 Capital Reserves Series.................        1.43%               0.75%             2.18%        $83      $248
 Strategic Income Series.................        1.43%               0.80%             2.23%        $83      $253
 Cash Reserve Series.....................        1.43%               0.64%             2.07%        $82      $237
 Global Bond Series......................        1.43%               0.85%             2.28%        $84      $258

* For this newly formed Fund, the charges have been estimated.

The charges reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus.

6.  TAXES

You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7.  WITHDRAWALS

You can withdraw money from your contract at any time during the accumulation phase. Any payment invested for more than seven years can be withdrawn without a surrender charge. For amounts invested seven year or less, you can withdraw, without a charge, the GREATEST of: (1) 100% of cumulative earnings; (2) 15% of the contract value per calendar year; or (3) if you are the Owner and Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other non-natural person.)

Where permitted by state law, the surrender charges are also waived if after the contract is issued, the owner (1) is diagnosed with a fatal illness, (2) becomes disabled (before age 65) or (3) is confined in a medical care facility for the later of one year from issue or 90 days.

Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the guarantee period will be subject to a market value adjustment which may increase or decrease the value in the account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8.  PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the investment series you choose. The following chart illustrates past returns for each investment series based on the Sub-Account inception date. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the investment series. They do not reflect the surrender charges and if applied would reduce such performance. Past performance is not a guarantee of future results.

                                                         CALENDAR YEAR
                                           ------------------------------------------
 INVESTMENT SERIES                          1997     1996     1995     1994     1993
 ----------------------------------------  ------   ------   ------   ------   ------
 Decatur Total Return Series.............  29.19%   19.00%   34.24%   -1.61%   13.83%
 Devon Series............................   N/A      N/A      N/A      N/A      N/A
 DelCap Series...........................  13.28%   12.83%   27.74%   -4.90%   10.01%
 Social Awareness Series.................   N/A      N/A      N/A      N/A      N/A
 REIT Series.............................   N/A      N/A      N/A      N/A      N/A
 Small Cap Value Series..................  31.06%   20.81%   22.12%   -0.64%    N/A
 Trend Series............................  19.66%    9.41%   37.29%   -1.90%    N/A
 International Equity Series.............   5.10%   18.32%   12.29%    1.20%   14.35%
 Emerging Markets Series.................   N/A      N/A      N/A      N/A      N/A
 Delaware Series.........................  24.64%   14.25%   24.82%   -1.55%    6.66%
 Convertible Securities Series...........   N/A      N/A      N/A      N/A      N/A
 Delchester Series.......................  12.04%   11.17%   13.89%   -4.23%   14.71%
 Capital Reserves Series.................   6.09%    2.55%   12.57%   -4.05%    6.32%
 Strategic Income Series.................   N/A      N/A      N/A      N/A      N/A
 Cash Reserve Series.....................   3.62%    3.43%    4.09%    2.21%    1.04%
 Global Bond Series......................  -0.54%    N/A      N/A      N/A      N/A

9.  DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments compounded daily at an annual rate of 5%, decreased proportionately to reflect any prior withdrawals; or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded at the annual rate of 5%. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded at the annual rate of 5% or (c) the locked-in value of the death benefit at the first anniversary. The greatest of
(a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and
(c) will be decreased proportionately if withdrawals are taken.

10.  OTHER INFORMATION

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine Provision."

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Capital Reserves Series, Cash Reserve Series, Strategic Income Series or Fixed Account to one or more of the other investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

NO PROBATE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.

11.  INQUIRIES

If you need more information you may contact us at 1-800-533-2124 or send correspondence to:

       Delaware Medallion
       Allmerica Financial
       P.O. Box 8632
       Boston, Massachusetts 02266-8632

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                         FUNDED THROUGH SUB-ACCOUNTS OF
                  SEPARATE ACCOUNT VA-K INVESTING IN SHARES OF
                       DELAWARE GROUP PREMIUM FUND, INC.

This Prospectus describes interests under flexible payment deferred combination variable and fixed annuity contracts, issued either on a group basis or as individual contracts by Allmerica Financial Life Insurance and Annuity Company (the "Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to herein collectively as the "Contract(s)." The following is a summary of information about the Contract. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the Contract's Variable Account, known as Separate Account VA-K. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following series of Delaware Group Premium Fund, Inc. ("DGPF"):

Decatur Total Return       Trend Series               Delchester Series
Series
Devon Series               International Equity       Capital Reserves
                           Series                     Series
DelCap Series              Emerging Markets Series    Strategic Income
                                                      Series
Social Awareness Series    Delaware Series            Cash Reserve Series
REIT Series                Convertible Securities     Global Bond Series
                           Series
Small Cap Value Series

In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account and, during the accumulation phase, to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned in a Guarantee Period Account is guaranteed if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Amounts allocated to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

Additional information is contained in a Statement of Additional Information ("SAI"), dated May 1, 1998, as may be amended from time to time, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the SAI is listed on page 4 of this Prospectus. The SAI is available upon request and without charge. To obtain the SAI, fill out and return the attached request card, or contact Annuity Client Services, telephone 1-800-533-2124.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF DELAWARE GROUP PREMIUM FUND, INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1998

THE CONTRACTS ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................................          4
SPECIAL TERMS.........................................................................          5
SUMMARY...............................................................................          7
ANNUAL AND TRANSACTION EXPENSES.......................................................         12
CONDENSED FINANCIAL INFORMATION.......................................................         15
PERFORMANCE INFORMATION...............................................................         17
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND,
 INC..................................................................................         21
INVESTMENT OBJECTIVES AND POLICIES....................................................         22
INVESTMENT ADVISORY SERVICES TO DGPF..................................................         24
DESCRIPTION OF THE CONTRACT...........................................................         24
  A.  Payments........................................................................         24
  B.  Right to Revoke Individual Retirement Annuity...................................         25
  C.  Right to Revoke All Other Contracts.............................................         25
  D.  Transfer Privilege..............................................................         25
        Automatic Transfers and Automatic Account Rebalancing Options.................         26
  E.  Surrender.......................................................................         26
  F.  Withdrawals.....................................................................         27
        Systematic Withdrawals........................................................         27
        Life Expectancy Distributions.................................................         28
  G.  Death Benefit...................................................................         28
        Death of the Annuitant Prior to the Annuity Date..............................         28
        Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date.....         29
        Payment of the Death Benefit Prior to the Annuity Date........................         29
        Death of the Annuitant On or After the Annuity Date...........................         29
  H.  The Spouse of the Owner as Beneficiary..........................................         29
  I.  Assignment......................................................................         30
  J.  Electing the Form of Annuity and the Annuity Date...............................         30
  K.  Description of Variable Annuity Payout Options..................................         31
  L.  Annuity Benefit Payments........................................................         32
        The Annuity Unit..............................................................         32
        Determination of the First and Subsequent Annuity Benefit Payments............         32
  M. NORRIS Decision..................................................................         33
  N.  Computation of Values...........................................................         33
        The Accumulation Unit.........................................................         33
        Net Investment Factor.........................................................         33
CHARGES AND DEDUCTIONS................................................................         34
  A.  Variable Account Deductions.....................................................         34
        Mortality and Expense Risk Charge.............................................         34
        Administrative Expense Charge.................................................         34
        Other Charges.................................................................         34
  B.  Contract Fee....................................................................         35
  C.  Premium Taxes...................................................................         35
  D.  Contingent Deferred Sales Charge................................................         35
        Charge for Surrender and Withdrawal...........................................         36
        Reduction or Elimination of Surrender Charge..................................         36
        Withdrawal Without Surrender Charge...........................................         37
        Surrenders....................................................................         38
        Charge at the Time Annuity Benefit Payments Begin.............................         38
  E.  Transfer Charge.................................................................         38

GUARANTEE PERIOD ACCOUNTS.............................................................         38
FEDERAL TAX CONSIDERATIONS............................................................         41
  A.  Qualified and Non-Qualified Contracts...........................................         41
  B.  Taxation of the Contracts in General............................................         41
        Withdrawals Prior to Annuitization............................................         42
        Annuity Payouts After Annuitization...........................................         42
        Penalty on Distribution.......................................................         42
        Assignments or Transfers......................................................         42
        Non-Natural Owners............................................................         43
        Deferred Compensation Plans of State and Local Governments and Tax-Exempt
        Organizations.................................................................         43
  C.  Tax Withholding.................................................................         43
  D.  Provisions Applicable to Qualified Employer Plans...............................         43
        Corporate and Self-Employed Pension and Profit Sharing Plans..................         43
        Individual Retirement Annuities...............................................         44
        Tax-Sheltered Annuities.......................................................         44
        Texas Optional Retirement Program.............................................         44
REPORTS...............................................................................         44
LOANS (QUALIFIED CONTRACTS ONLY)......................................................         44
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         45
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         45
VOTING RIGHTS.........................................................................         45
DISTRIBUTION..........................................................................         46
LEGAL MATTERS.........................................................................         46
FURTHER INFORMATION...................................................................         46
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT................................        A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.......................        B-1
APPENDIX C -- THE DEATH BENEFIT.......................................................        C-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE COMPANY.......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
EXCHANGE OFFER.......................................................................          6
PERFORMANCE INFORMATION..............................................................          8
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate, and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period, and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding series of Delaware Group Premium Fund, Inc.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series of Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading and, on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.

                                    SUMMARY

WHAT IS THE DELAWARE MEDALLION III VARIABLE ANNUITY?

The Delaware Medallion III variable annuity contract is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

- a customized investment portfolio;

- experienced professional investment advisers;

- tax deferral on earnings;

- guarantees that can protect your family during the accumulation phase;

- income that can be guaranteed for life;

- issue age up to your 90th birthday.

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated among the Sub-Accounts investing in series of the Delaware Group Premium Fund, Inc. ("DGPF), to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, the beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below: "WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years; and

- periodic payments over a specified number of years (1-30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (the "Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $600 minimum for the initial payment ($1,000 in Washington) and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account.

YOU HAVE A CHOICE OF 16 SUB-ACCOUNTS INVESTING IN THE FOLLOWING SERIES OF DGPF:

Decatur Total Return Series    Emerging Markets Series
Devon Series                   Delaware Series
DelCap Series                  Convertible Securities
                               Series
Social Awareness Series        Delchester Series
REIT Series                    Capital Reserves Series
Small Cap Value Series         Strategic Income Series
Trend Series                   Cash Reserve Series
International Equity Series    Global Bond Series

Each Underlying Fund operates pursuant to different investment objectives, discussed below, and this range of investment options enables you to allocate your money among the Funds to meet your particular investment needs.

SOME FUNDS MAY NOT BE AVAILABLE IN ALL STATES.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently offers nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the Guarantee Period Accounts after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO IS THE INVESTMENT ADVISER?

Delaware Management Company, Inc. ("Delaware Management") is the investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series. The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

CAN I MAKE TRANSFERS AMONG THE FUNDS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other non-natural person.) A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at any time but may be subject to the surrender charge for payments that have not been invested in the Contract for more than seven years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, except where prohibited by state law, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility, become disabled or are diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the highest of:

- The Accumulated Value increased by any positive Market Value Adjustment;

- Gross payments, with interest accumulating daily at an annual rate of 5% starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase, decreased proportionately to reflect withdrawals; or

- The death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded at the annual rate of 5%. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded at the annual rate of 5% or (c) the locked-in value of the death benefit at the first anniversary. The greatest of
(a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and
(c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "G. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on each Contract anniversary and upon surrender, a $30 Contract fee will be deducted from the Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were made.

A deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

The Company will deduct a daily Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the DGPF prospectus which accompanies this Prospectus.

CAN I EXAMINE THE CONTRACT?

Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of the Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Revoke Individual Retirement Annuity."

CAN I MAKE FUTURE CHANGES UNDER THE CONTRACT?

There are several changes you can make after receiving the Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of Contract value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "Premium Taxes."

                                                   YEARS FROM
                                                    DATE OF
CONTRACT CHARGES:                                   PAYMENT       CHARGE
                                                  ------------  -----------

CONTINGENT DEFERRED SALES CHARGE:                     0-1          7.0%
This charge may be assessed upon surrender,            2           6.0%
withdrawal or annuitization under any commutable       3           5.0%
period certain option or a noncommutable period        4           4.0%
certain option of less than ten years. The             5           3.0%
charge is a percentage of payments applied to          6           2.0%
the amount surrendered (in excess of any amount        7           1.0%
that is free of surrender charge) within the      More than 7       0%
indicated time period.

TRANSFER CHARGE:                                                   None
The Company currently makes no charge for
processing transfers and guarantees that the
first 12 transfers in a Contract year will not
be subject to a transfer charge. For each
subsequent transfer, the Company reserves the
right to assess a charge, guaranteed never to
exceed $25, to reimburse the Company for the
costs of processing the transfer.

CONTRACT FEE:                                                       $30
The fee is deducted annually and upon surrender
prior to the Annuity Date when Accumulated Value
is less than $50,000. The fee is waived for
Contracts issued to and maintained by the
trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
(on annual basis as percentage of average daily
net assets)
Mortality and Expense Risk Charge                                  1.25%
Administrative Expense Charge                                      0.15%
                                                                -----------
Total Asset Charge                                                 1.40%

FUND EXPENSES: The following table shows the expenses of the Underlying Funds as of December 31, 1997 (restated, if necessary, to reflect changes in expense limitations effective May 1, 1998.) For more information concerning fees and expenses, see the prospectus of the Underlying Funds.

                                                                                      OTHER EXPENSES (AFTER
                                                                      MANAGEMENT         ANY APPLICABLE           TOTAL
FUND                                                                     FEES            REIMBURSEMENTS)        EXPENSES
------------------------------------------------------------------  ---------------  -----------------------  -------------
Decatur Total Return Series.......................................         0.60%                0.11%              0.71%(2)
Devon Series......................................................         0.54%                0.26%              0.80%(1)(2)
DelCap Series.....................................................         0.63%                0.22%              0.85%(1)(2)
Social Awareness Series...........................................         0.20%                0.65%              0.85%(1)(2)
REIT Series@......................................................         0.75%                0.10%              0.85%(1)(2)
Small Cap Value Series............................................         0.60%                0.25%              0.85%(1)(2)
Trend Series......................................................         0.62%                0.23%              0.85%(1)(2)
International Equity Series.......................................         0.75%                0.15%              0.90%(2)(3)
Emerging Markets Series...........................................         0.30%                1.20%              1.50%(1)(2)
Delaware Series...................................................         0.60%                0.07%              0.67%(2)
Convertible Securities Series.....................................         0.05%                0.80%              0.85%(1)(2)
Delchester Series.................................................         0.60%                0.10%              0.70%(2)
Capital Reserves Series...........................................         0.60%                0.15%              0.75%(2)
Strategic Income Series...........................................         0.22%                0.58%              0.80%(1)(2)
Cash Reserve Series...............................................         0.50%                0.14%              0.64%(2)
Global Bond Series................................................         0.52%                0.33%              0.85%(1)(2)

(@) Estimated after expense reimbursement.

(1) For the fiscal year ended December 31, 1997, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for Devon Series, 0.87% for DelCap Series, 1.40% for Social Awareness Series (formerly known as "Quantum Series"), 0.90% for Small Cap Value Series (formerly known as "Value Series"), 0.88% for Trend Series, 90% for International Equity Series, 2.45% for Emerging Markets Series, 2.30% for Convertible Securities Series, 1.23% for Strategic Income Series and 1.08% for Global Bond Series.

(2) The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The Investment Adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through October 31, 1998, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 85% for DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities Series and Global Bond Series and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to assume that the new voluntary limitations took effect on January 1, 1997. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

(3) Effective July 1, 1997, the management fee of the International Equity Series was voluntarily limited to a rate of 0.95% of the average daily net assets, replacing a prior limitation of 0.80%. In 1997, the total annual expenses of the International Equity Series was 0.90% and the management fee was 0.75%.

The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESSER THAN THOSE SHOWN.

(a) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

 FUND                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ----------------------------------------  ------  -------  -------  --------
 Decatur Total Return Series.............    $83     $112     $143     $244
 Devon Series............................    $83     $115     $147     $253
 DelCap Series...........................    $84     $116     $150     $258
 Social Awareness Series.................    $84     $116     $150     $258
 REIT Series.............................    $84     $116     $150     $258
 Small Cap Value Series..................    $84     $116     $150     $258
 Trend Series............................    $84     $116     $150     $258
 International Equity Series.............    $84     $118     $152     $263
 Emerging Markets Series.................    $90     $135     $181     $322
 Delaware Series.........................    $82     $111     $141     $240
 Convertible Securities Series...........    $84     $116     $150     $258
 Delchester Series.......................    $83     $112     $142     $243
 Capital Reserves Series.................    $83     $113     $145     $248
 Strategic Income Series.................    $83     $115     $147     $253
 Cash Reserve Series.....................    $82     $110     $139     $237
 Global Bond Series......................    $84     $116     $150     $258

(b) If, at the end of the applicable time period, you annuitize* under a life option or any non-commutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets:

 FUND                                      1 YEAR  3 YEARS   5 YEARS  10 YEARS
 ----------------------------------------  ------  -------   -------  --------
 Decatur Total Return Series.............    $21     $66       $113     $244
 Devon Series............................    $22     $69       $118     $253
 DelCap Series...........................    $23     $70       $120     $258
 Social Awareness Series.................    $23     $70       $120     $258
 REIT Series.............................    $23     $70       $120     $258
 Small Cap Value Series..................    $23     $70       $120     $258
 Trend Series............................    $23     $70       $120     $258
 International Equity Series.............    $23     $72       $123     $263
 Emerging Markets Series.................    $29     $90       $153     $322
 Delaware Series.........................    $21     $65       $111     $240
 Convertible Securities Series...........    $23     $70       $120     $258
 Delchester Series.......................    $21     $66       $113     $243
 Capital Reserves Series.................    $22     $67       $115     $248
 Strategic Income Series.................    $22     $69       $118     $253
 Cash Reserve Series.....................    $21     $64       $110     $237
 Global Bond Series......................    $23     $70       $120     $258

* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any Contract year under an option, including a life contingency, or under any non-commutable period certain option of ten years or more.

Pursuant to requirements of the Investment Company Act of 1940 ("1940 Act") the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected under the Contract by the Company are divided by the total average net assets attributable to the Contract. The resulting percentage is 0.03, and the amount of the Contract fee is assumed to be $0.30 in the examples. The Contract fee is deducted only when the Accumulated Value is less than $50,000. Lower costs apply to Contracts issued and maintained as part of a 401(k) plan.

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
DECATUR TOTAL RETURN SERIES
Unit Value:
    Beginning of Period..............................      1.883      1.582      1.178      1.197      1.051      1.000
    End of Period....................................      2.433      1.883      1.582      1.178      1.197      1.051
Number of Units Outstanding at End of Period (in
 thousands)..........................................    113,507     65,991     48,305     38,591     25,086      4,208

DEVON SERIES*
Unit Value:
    Beginning of Period..............................     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.261     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     11,585     N/A        N/A        N/A        N/A        N/A

DELCAP SERIES
Unit Value:
    Beginning of Period..............................      1.616      1.432      1.121      1.178      1.070      1.000
    End of Period....................................      1.831      1.616      1.432      1.121      1.178      1.070
Number of Units Outstanding at End of Period (in
 thousands)..........................................     57,025     44,667     35,204     29,100     20,802      4,534

SOCIAL AWARENESS SERIES*
Unit Value:
    Beginning of Period..............................     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.272     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      4,515     N/A        N/A        N/A        N/A        N/A

SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period..............................      1.467      1.214      0.994      1.000      1.000     N/A
    End of Period....................................      1.923      1.467      1.214      0.994      1.000     N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     43,269     15,725      9,467      6,040          6     N/A

TREND SERIES
Unit Value:
    Beginning of Period..............................      1.486      1.358      0.989      1.007      1.000     N/A
    End of Period....................................      1.779      1.486      1.358      0.989      1.007     N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     33,256     21,711     13,410      6,197         50     N/A

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period..............................      1.540      1.301      1.159      1.144      1.000      1.000
    End of Period....................................      1.619      1.540      1.301      1.159      1.144      1.000
Number of Units Outstanding at End of Period (in
 thousands)..........................................     48,813     30,888     21,612     18,761      6,139        182

EMERGING MARKETS SERIES*
Unit Value:
    Beginning of Period..............................     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      0.880     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      4,545     N/A        N/A        N/A        N/A        N/A

DELAWARE SERIES
Unit Value:
    Beginning of Period..............................      1.616      1.414      1.133      1.150      1.078      1.000
    End of Period....................................      2.015      1.616      1.414      1.133      1.150      1.078
Number of Units Outstanding at End of Period (in
 thousands)..........................................     58,759     40,855     37,203     33,332     22,046      3,145

CONVERTIBLE SECURITIES SERIES*
Unit Value:
    Beginning of Period..............................     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.156     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      1,291     N/A        N/A        N/A        N/A        N/A

DELCHESTER SERIES
Unit Value:
    Beginning of Period..............................      1.474      1.326      1.164      1.214      1.058      1.000
    End of Period....................................      1.652      1.474      1.326      1.164      1.214      1.058
Number of Units Outstanding at End of Period (in
 thousands)..........................................     56,733     44,760     37,818     31,735     22,281      4,571

CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period..............................      1.241      1.209      1.075      1.120      1.053      1.000
    End of Period....................................      1.317      1.241      1.209      1.075      1.120      1.053
Number of Units Outstanding at End of Period (in
 thousands)..........................................     20,234     20,226     19,818     20,476     16,752      3,828

STRATEGIC INCOME SERIES*
Unit Value:
    Beginning of Period..............................     N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.052     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      5,381     N/A        N/A        N/A        N/A        N/A

CASH RESERVE SERIES
Unit Value:
    Beginning of Period..............................      1.124      1.087      1.044      1.021      1.010      1.000
    End of Period....................................      1.165      1.124      1.087      1.044      1.021      1.010
Number of Units Outstanding at End of Period (in
 thousands)..........................................     24,014     21,519     11,568     13,998      5,483      1,387

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period..............................      1.107      1.000      1.000     N/A        N/A        N/A
    End of Period....................................      1.102      1.107      1.000     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      3,950        886     N/A        N/A        N/A        N/A

* The date of inception of the Sub-Accounts investing in the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic Income Series was 5/1/97.

                            PERFORMANCE INFORMATION

The Delaware Medallion III Contract was first offered to the public in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Funds have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and, in Tables 1A and 2A, assuming that the Contract is surrendered at the end of the applicable period and, alternatively, in Tables 1B and 2B, assuming that it is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the Underlying Fund charges and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the contingent deferred sales charge but assumes that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE 1A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                           TOTAL RETURN              SINCE
                                             FOR YEAR              INCEPTION
                                              ENDED                   OF
 NAME OF UNDERLYING FUND                     12/31/97   5 YEARS   SUB-ACCOUNT
 ----------------------------------------  ------------ -------   -----------
 Decatur Total Return Series.............     22.19%     17.93%      16.75%
 Devon Series............................      N/A        N/A        19.10%
 DelCap Series...........................      6.54%     10.91%      10.90%
 Social Awareness Series.................      N/A        N/A        20.19%
 REIT Series.............................      N/A        N/A         N/A
 Small Cap Value Series..................     24.06%      N/A        17.14%
 Trend Series............................     12.66%      N/A        14.80%
 International Equity Series.............     -1.15%      9.67%       9.47%
 Emerging Markets Series.................      N/A        N/A       -17.29%
 Delaware Series.........................     17.64%     12.93%      12.92%
 Convertible Securities Series...........      N/A        N/A         8.71%
 Delchester Series.......................      5.37%      8.85%       8.98%
 Capital Reserves Series.................     -0.22%      4.03%       4.66%
 Strategic Income Series.................      N/A        N/A        -1.07%
 Cash Reserve Series.....................     -2.55%      2.32%       2.38%
 Global Bond Series......................     -6.46%      N/A         2.68%

                                    TABLE 1B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR
                        PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                           TOTAL RETURN              SINCE
                                             FOR YEAR              INCEPTION
                                              ENDED                   OF
 NAME OF UNDERLYING FUND                     12/31/97   5 YEARS   SUB-ACCOUNT
 ----------------------------------------  ------------ -------   -----------
 Decatur Total Return Series.............     29.19%     18.24%      16.92%
 Devon Series............................      N/A        N/A        26.10%
 DelCap Series...........................     13.28%     11.30%      11.11%
 Social Awareness Series.................      N/A        N/A        27.19%
 REIT Series.............................      N/A        N/A         N/A
 Small Cap Value Series..................     31.06%      N/A        17.76%
 Trend Series............................     19.66%      N/A        15.45%
 International Equity Series.............      5.10%     10.08%       9.74%
 Emerging Markets Series.................      N/A        N/A       -12.05%
 Delaware Series.........................     24.64%     13.29%      13.12%
 Convertible Securities Series...........      N/A        N/A        15.59%
 Delchester Series.......................     12.04%      9.28%       9.21%
 Capital Reserves Series.................      6.09%      4.54%       4.94%
 Strategic Income Series.................      N/A        N/A         5.19%
 Cash Reserve Series.....................      3.62%      2.85%       2.69%
 Global Bond Series......................     -0.54%      N/A         5.96%

                                    TABLE 2A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                     SINCE
                                           TOTAL RETURN            INCEPTION
                                             FOR YEAR                 OF
                                              ENDED               UNDERLYING
 NAME OF UNDERLYING FUND                     12/31/97   5 YEARS      FUND*
 ----------------------------------------  ------------ -------   -----------
 Decatur Total Return Series.............     22.19%     17.93%      11.47%
 Devon Series............................      N/A        N/A        19.10%
 DelCap Series...........................      6.54%     10.91%      10.72%
 Social Awareness Series.................      N/A        N/A        20.19%
 REIT Series.............................      N/A        N/A         N/A
 Small Cap Value Series..................     24.06%      N/A        17.22%
 Trend Series............................     12.66%      N/A        14.93%
 International Equity Series.............     -1.15%      9.67%       9.47%
 Emerging Markets Series.................      N/A        N/A       -17.29%
 Delaware Series.........................     17.64%     12.93%      12.28%
 Convertible Securities Series...........      N/A        N/A         8.71%
 Delchester Series.......................      5.37%      8.85%       8.97%
 Capital Reserves Series.................     -0.22%      4.03%       5.34%
 Strategic Income Series.................      N/A        N/A        -1.07%
 Cash Reserve Series.....................     -2.55%      2.32%       3.63%
 Global Bond Series......................     -6.46%      N/A         2.68%

                                    TABLE 2B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR
                        PERIODS ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                     SINCE
                                           TOTAL RETURN            INCEPTION
                                             FOR YEAR                 OF
                                              ENDED               UNDERLYING
 NAME OF UNDERLYING FUND                     12/31/97   5 YEARS      FUND*
 ----------------------------------------  ------------ -------   -----------
 Decatur Total Return Series.............     29.19%     18.24%      11.47%
 Devon Series............................      N/A        N/A        26.10%
 DelCap Series...........................     13.28%     11.30%      10.80%
 Social Awareness Series.................      N/A        N/A        27.19%
 REIT Series.............................      N/A        N/A         N/A
 Small Cap Value Series..................     31.06%      N/A        17.68%
 Trend Series............................     19.66%      N/A        15.42%
 International Equity Series.............      5.10%     10.08%       9.74%
 Emerging Markets Series.................      N/A        N/A       -12.05%
 Delaware Series.........................     24.64%     13.29%      12.28%
 Convertible Securities Series...........      N/A        N/A        15.59%
 Delchester Series.......................     12.04%      9.28%       8.97%
 Capital Reserves Series.................      6.09%      4.54%       5.34%
 Strategic Income Series.................      N/A        N/A         5.19%
 Cash Reserve Series.....................      3.62%      2.85%       3.63%
 Global Bond Series......................     -0.54%      N/A         5.96%

* The dates of inception of the Underlying Funds are: 10/29/92 for the International Equity Series; 12/27/93 for the Small Cap Value and Trend Series; 7/02/91 for the DelCap Series; 7/28/88 for the Delaware Series, the Decatur Total Return Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series; 5/1/96 for Global Bond Series; and 5/1/97 for the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic Income Series.

             DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND
                       DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1997, the Company had over $9.4 billion in assets and over $26.6 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1997, First Allmerica and its subsidiaries (including the Company) had over $16.3 billion in combined assets and over $43.8 billion in life insurance in force.

The Company is a chartered member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account of the Company referred to as Separate Account VA-K. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are 16 Sub-Accounts available under the Contract. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Variable Account meets the definition of a "separate account" under federal securities law, and is registered with the SEC as a unit investment trust under the 1940 Act. The registration of the Variable Account and DGPF does not involve the supervision by the SEC of management or investment practices or Contracts of the Variable Account, the Company, DGPF or the Underlying Funds.

THE COMPANY OFFERS OTHER VARIABLE ANNUITY CONTRACTS INVESTING IN THE VARIABLE ACCOUNT WHICH ARE NOT DISCUSSED IN THIS PROSPECTUS. THE VARIABLE ACCOUNT ALSO INVESTS IN OTHER UNDERLYING FUNDS WHICH ARE NOT AVAILABLE TO THE CONTRACT DESCRIBED IN THIS PROSPECTUS.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. DGPF currently has 16 investment portfolios, each issuing a series of shares: Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series (collectively, the "Underlying Funds"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund have no effect on the investment performance of another Underlying Fund. Shares of the Underlying Funds are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds of DGPF is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE FUNDS WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of DGPF is available upon request.

DECATUR TOTAL RETURN SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Fund formerly was known as the Equity/Income Series.

DEVON SERIES -- seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that exhibit the potential for above-average dividend increases over time.

DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Fund formerly was known as the Growth Series.

SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium- to large-sized companies expected to grow over time. This Fund was formerly known as the Quantum Series.

REIT SERIES -- seeks to achieve maximum long-term total return by investing in securities of companies primarily engaged in the real estate industry.

SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small-to-mid cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also--will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market. This Fund was formerly known as the Value Series.

TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective. This Fund formerly was known as the Emerging Growth Series.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

DELAWARE SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Fund formerly was known as the Multiple Strategy Series.

CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, which may include privately placed convertible securities.

DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series. This Fund formerly was known as High Yield Series.

CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

STRATEGIC INCOME SERIES -- seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Fund also may invest in U.S. equity securities.

CASH RESERVE SERIES -- seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments. This Fund formerly was known as Money Market Series.

GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Underlying Funds will be met. In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, you will be notified of the change. No material changes in the investment policy of the Variable Account or any Sub-Accounts will be made without approval pursuant to the applicable state insurance laws. If you have Contract value in that Sub-Account, the Company will transfer it without charge, on written request by you, to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

                      INVESTMENT ADVISORY SERVICES TO DGPF

For managing the portfolios of the Underlying Funds and making the investment decisions, investment advisers are paid an annual fee by their respective Underlying Funds. For Delaware Management, this fee is equal to 0.50% of the average daily net assets of the Cash Reserve Series; 0.60% of the average daily net assets of the Decatur Total Return Series, Delchester Series, Capital Reserves Series, Delaware Series and Devon Series; 0.65% of the average daily net assets of the Strategic Income Series and 0.75% of the average daily net assets of the DelCap Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series and Convertible Securities Series. For Delaware International Advisors, Ltd., this fee is equal to 0.75% of the average daily net assets of the International Equity Series and the Global Bond Series, and 1.25% of the Emerging Markets Series.

                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all underwriting requirements are properly met. If all underwriting requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding underwriting requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $600 ($1,000 in Washington). Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Cash Reserve Series.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B.  RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agency of the Company. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.

Within seven days the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments, or (b) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine Contract" provision on the cover page of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of
(a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  RIGHT TO REVOKE ALL OTHER CONTRACTS

In Georgia, Idaho, Indiana, Michigan, Missouri, North Carolina, Oklahoma, Oregon, South Carolina, Texas, Utah, Washington and West Virginia, an Owner may revoke the Contract at any time within ten days (20 in Idaho) after receipt of the Contract and receive a refund as described under "B. Right to Revoke Individual Retirement Annuity," above.

In all other states, an Owner may return the Contract at any time within ten days (or the number of days required by state law if more than ten) after receipt of the Contract. The Company will pay to the Owner an amount equal to the sum of (1) the difference between the payments received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA, the IRA revocation right described above may be utilized in lieu of the special surrender right.

D.  TRANSFER PRIVILEGE

Prior to the Annuity Date, the Owner may transfer amounts among accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Portfolio.

Currently, the Company makes no charge for transfers. The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Funds that it may provide such services for. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Capital Reserves Series, the Strategic Income Series, the Cash Reserve Series, or the Fixed Account (the "source account") to one or more of the Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfers. For more information, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue in accordance with the most recent percentage allocation mix received until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's request to change the mix is received by the Company.

The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

E.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

After the Annuity Date, only Contracts under which a commutable period certain option was elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F.  WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must send a signed, written request for withdrawal, satisfactory to the Company, to the Company's Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."

After the Annuity Date, only a Contract under which a commutable period certain option was elected may have withdrawals taken. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals ("systematic withdrawals") from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option, by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each Contract year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

Where the Owner is a trust or other non-natural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS" and "B. Taxation of the Contracts in General."

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "E. Surrender" and "F. Withdrawal" under "DESCRIPTION OF THE CONTRACT," and "FEDERAL TAX
CONSIDERATIONS."

G.  DEATH BENEFIT

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; (b) gross payments compounded daily at an annual rate of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded at the annual rate of 5%. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded at the annual rate of 5% or (c) the locked-in value of the death benefit at the first anniversary. The greatest of
(a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C, "THE DEATH BENEFIT" for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period not more than five years from the date of death; or

(2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Cash Reserve Series. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Cash Reserve Series. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

H.  THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon the death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Cash Reserve Series; (2) the excess, if any, of the death benefit over the Contract's

Accumulated Value also will be added to the Cash Reserve Series. Additional payments may be made; however, a surrender charge will apply to these amounts. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

I.  ASSIGNMENT

The Contract, other than that sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment. For important tax consequences which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

J.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required under some state laws). The Company reserves the right to increase these minimum amounts. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity except in the case where a commutable period certain option has been elected. Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

K.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity options may be funded through the Decatur Total Return Series, the Delaware Series, and the Capital Reserves Series. The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

        Where:  (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

               (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This is a variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity provides periodic payments for a stipulated number of years ranging from one to 30. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes noncommutable. The payee must reserve this right at the time benefits begin.

The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

L.  ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life option and non-commutable period certain options of ten or more years, the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years, the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "M. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3 1/2% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity unit on the applicable Valuation Date.

After the first payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer the Owner both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

M.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

N.  COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets, and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using an hypothetical example see the SAI. Subject to compliance with applicable state and federal law, the Company reserves the right to change the methodology for determining the net investment factor.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectus and the SAI of DGPF.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives, and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds.

The prospectus and SAI of DGPF contain additional information concerning expenses of the Underlying Funds.

B.  CONTRACT FEE

Currently, a $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for a Contract issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the class of "eligible persons" as defined in the "Reduction or Elimination of Surrender Charge" provision below.

C.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for the Contract at the time the payments are received); or

    (2) the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D.  CONTINGENT DEFERRED SALES CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawal of the Contract or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- accumulated payments not defined as New Payments; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGE FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract.

Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

  YEARS FROM      CHARGE AS PERCENTAGE OF
DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
---------------  -------------------------
  less than 1                   7%
       2                        6%
       3                        5%
       4                        4%
       5                        3%
       6                        2%
       7                        1%
  More than 7                   0%

The amount withdrawn equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. Where permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days; (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract; or (3) physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits, and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing a facility that is operating pursuant to state law), providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of the three situations discussed above, no additional payments under the Contract will be accepted unless required by state law.

In addition, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charge, the period during which the charge applies, or both, and/or credit additional amounts on the Contract when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contract is being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent sales charge and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the issue date are within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; an employee of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds, investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, contingent deferred sales charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to the charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

    Where (1) is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed (Cumulative Earnings);

    Where (2) is:  15% of the Accumulated Value as of the Valuation Date
                   coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

    Where (3) is:  The amount calculated under the Company's life expectancy distribution Option (see Life Expectancy Distributions) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 15% of Accumulated Value ($2,250); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding and adjusted for any applicable Market Value Adjustment. Subject to the same rules that are applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the greatest Withdrawal Without Surrender Charge amount available.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If an owner of an existing fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for the Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E.  TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 ("the 1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this annuity Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in this Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when the Contract initially was issued, and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date (subject to the Fixed Account limitations in some states; see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT"). Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Cash Reserve Series. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration, unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date, or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Cash Reserve Series. Where amounts automatically have been renewed in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals, or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                            [(1+i)/(1+j)](n/365) - 1

        where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

               j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

               n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see "APPENDIX B."

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that on the last day of the Guarantee Period it will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are diversified adequately if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of the owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B.  TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity contract under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 . In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of a non-qualified Contract. Individuals purchasing a qualified Contract should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408(b) of the Code including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuities."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES (TSAS). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., Contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Cash Reserve Sub-Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for, the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other Contracts or permit a conversion between Contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies which issue variable annuities and variable life contracts ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although currently the Company and the DGPF do not foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and DGPF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Account may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share.

During the annuity payout phase, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (the "NASD.") The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contract. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions, not to exceed 6.0% of purchase payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial adviser or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-366-1492.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

       If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If a Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon, if the Contract is issued after the Annuitant's 81st birthday, no payments or transfers to the Fixed Account will be permitted.

If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Cash Reserve Series.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company.

An eligible payment must be automatically transferred out of the Fixed Account over a continuous six month period. The enhanced rate will apply during the six month period to any portion of the eligible payment remaining in the Fixed Account. Amounts automatically transferred out of the Fixed Account will no longer earn the enhanced rate of interest and, as of the date of transfer, will be subject to the variable investment performance of the sub-account(s) transferred into. If the automatic transfer option is terminated prior to the end of the six month period, the enhanced rate will no longer apply. The Company reserves the right to extend the period of time that the enhanced rate will apply.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender based on hypothetical Accumulated Values:

                 HYPOTHETICAL     WITHDRAWAL         SURRENDER
   CONTRACT      ACCUMULATED   WITHOUT SURRENDER       CHARGE        SURRENDER
     YEAR           VALUE        CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00        $8,100.00              7%      $  3,213.00
           2        58,320.00         8,748.00              6%         2,974.32
           3        62,985.60        12,985.60              5%         2,500.00
           4        68,024.45        18,024.45              4%         2,000.00
           5        73,466.40        23,466.40              3%         1,500.00
           6        79,343.72        29,343.72              2%         1,000.00
           7        85,691.21        35,691.21              1%           500.00
           8        92,546.51        45,546.51              0%             0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals of the Owner's account, based on hypothetical Accumulated Values.

                 HYPOTHETICAL                   WITHDRAWAL         SURRENDER
   CONTRACT      ACCUMULATED                 WITHOUT SURRENDER       CHARGE        SURRENDER
     YEAR           VALUE      WITHDRAWALS     CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00  $       0.00        $8,100.00              7%       $    0.00
           2        58,320.00          0.00         8,748.00              6%            0.00
           3        62,985.60          0.00        12,985.60              5%            0.00
           4        68,024.45     30,000.00        18,024.45              4%          479.02
           5        41,066.40     10,000.00         6,159.96              3%          115.20
           6        33,551.72      5,000.00         5,032.76              2%            0.00
           7        30,835.85     10,000.00         4,625.38              1%           53.75
           8        22,502.72     15,000.00         3,375.41              0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365) - 1

    The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.10)](2555/365) - 1
                                     =  (.98182)(7) - 1
                                     =  -.12054

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  -.12054 X $62,985.60
                                     =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.07)](2555/365) - 1
                                     =  (1.0093)(7) - 1
                                     =  .06694

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  .06694 X $62,985.60
                                     =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.11)](2555/365) - 1
                                     =  (.97297)(7) - 1
                                     =  -.17454
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the negative of the excess interest earned
                                        over 3%
                                     =  Minimum (-.17454 X $62,985.60 or -$8,349.25)
                                     =  Minimum (-$10,993.51 or -$8,349.25)
                                     =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.06)](2555/365) - 1
                                     =  (1.01887)(7) - 1
                                     =  .13981
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the excess interest earned over 3%
    The market value factor          =  Minimum of (.13981 X $62,985.60 or $8,349.25)
                                     =  Minimum of ($8,806.02 or $8,349.25)
                                     =  $8,349.25

                                   APPENDIX C
                               THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL                                            HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE     DEATH         DEATH         DEATH         DEATH
    YEAR          VALUE       ADJUSTMENT   BENEFIT (A)   BENEFIT (B)   BENEFIT (C)     BENEFIT
-------------  ------------  ------------  ------------  ------------  ------------  ------------
          1    $  53,000.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $53,000.00
          2       53,530.00       500.00      54,030.00     55,125.00     53,000.00    55,125.00
          3       58,883.00         0.00      58,883.00     57,881.25     55,125.00    58,883.00
          4       52,994.70       500.00      53,494.70     60,775.31     58,883.00    60,775.31
          5       58,294.17         0.00      58,294.17     63,814.08     60,775.31    63,814.08
          6       64,123.59       500.00      64,623.59     67,004.78     63,814.08    67,004.78
          7       70,535.95         0.00      70,535.95     70,355.02     67,004.78    70,535.95
          8       77,589.54       500.00      78,089.54     73,872.77     70,535.95    78,089.54
          9       85,348.49         0.00      85,348.49     77,566.41     78,089.54    85,348.49
         10       93,883.34         0.00      93,883.34     81,444.73     85,348.49    93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL                HYPOTHETICAL                                            HYPOTHETICAL
  CONTRACT     ACCUMULATED                 MARKET VALUE     DEATH         DEATH         DEATH         DEATH
    YEAR          VALUE      WITHDRAWALS    ADJUSTMENT   BENEFIT (1)   BENEFIT (2)   BENEFIT (3)     BENEFIT
-------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
          1    $  53,000.00  $       0.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $53,000.00
          2       53,530.00          0.00       500.00      54,030.00     55,125.00     53,000.00    55,125.00
          3        3,883.00     50,000.00         0.00       3,883.00      4,171.13      3,972.50     4,171.13
          4        3,494.70          0.00       500.00       3,994.70      4,379.68      4,171.13     4,379.68
          5        3,844.17          0.00         0.00       3,844.17      4,598.67      4,379.68     4,598.67
          6        4,228.59          0.00       500.00       4,728.59      4,828.60      4,598.67     4,828.60
          7        4,651.45          0.00         0.00       4,651.45      5,070.03      4,828.60     5,070.03
          8        5,116.59          0.00       500.00       5,616.59      5,323.53      5,070.03     5,616.59
          9        5,628.25          0.00         0.00       5,628.25      5,589.71      5,616.59     5,628.25
         10          691.07      5,000.00         0.00         691.07        712.70        683.44       712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5% reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL  HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE     DEATH
    YEAR          VALUE       ADJUSTMENT     BENEFIT
-------------  ------------  ------------  ------------
          1    $  53,000.00   $     0.00    $53,000.00
          2       53,530.00       500.00     54,030.00
          3       58,883.00         0.00     58,883.00
          4       52,994.70       500.00     53,494.70
          5       58,294.17         0.00     58,294.17
          6       64,123.59       500.00     64,623.59
          7       70,535.95         0.00     70,535.95
          8       77,589.54       500.00     78,089.54
          9       85,348.49         0.00     85,348.49
         10       93,883.34         0.00     93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                SEPARATE ACCOUNT VA-K
                             DELAWARE MEDALLION I AND II
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

                                         ***

Effective December 14, 1998, an optional Guaranteed Annuity Payout Rider will be available under the Policy. The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

In the Table of Contents on page 2 of the Prospectus, the following is changed:

     Under CHARGES AND DEDUCTIONS:
     "B.  Optional Guaranteed Annuity Payout Rider Charge" is added
     "B.  Premium Taxes" is changed to "C. Premium Taxes"
     "C.  Policy Fee" is changed to "D. Policy Fee"
     "D. Annual Charges Against Separate Account Assets" is changed to "E. Annual Charges Against Separate Account Assets"

     Under THE VARIABLE ANNUITY POLICIES:
     "L.  Optional Guaranteed Annuity Payout Rider" is added

In the Summary on page 5 of the Prospectus, the following is added after the first paragraph in the section entitled "Annuity Benefit Payments:"

     In addition, the Owner may elect an optional Guaranteed Annuity Payout Rider for a separate monthly charge. See "L. Optional Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES." If the Owner elects to purchase the Guaranteed Annuity Payout Rider, the Annuitant is guaranteed a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Policy anniversary a Guaranteed Annuity Payout Benefit Base is determined. The Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should the Rider be exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy. The Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

          (a)  the then current Accumulated Value; or
          (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
          (c) the Guaranteed Annuity Payout Benefit Base on the previous Policy anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                            the amount of the withdrawal
                            ----------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Guaranteed Annuity Payout Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Guaranteed Annuity Payout Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency.

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy.

     TERMINATION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Guaranteed Annuity Payout Rider prior to the seventh Policy anniversary unless such termination occurs on or within thirty days after a Policy anniversary and in conjunction with the purchase of a Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary you may terminate the Rider at any time.

     -You may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

      -Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable.

In the Summary on page 6 of the Prospectus, the following is added to the end of the section entitled "Charges and Deductions:"

     G. OPTIONAL GUARANTEED ANNUITY PAYOUT RIDER CHARGE
     An optional Guaranteed Annuity Payout Rider is available for an additional charge of 0.25% for a Rider with a ten-year waiting period and 0.15% for a Rider with a fifteen-year waiting period., which is deducted in arrears on a monthly basis. For more information, see "Guaranteed Annuity Payout Rider" under "CHARGES AND DEDUCTIONS," and "L. Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, table (a) is renamed table (1)(a) and the following table is inserted following table
(1)(a):

     (1)(b) If, at the end of the applicable period, you surrender your Policy or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                             1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                             ------   -------  ------- --------
Decatur Total Return Series                   $89      $142     $176     $269
Devon Series                                  $89      $144     $180     $278
DelCap Series                                 $90      $146     $183     $283
Social Awareness Series                       $90      $146     $183     $283

REIT Series                                   $90      $146     $183     $283
Small Cap Value Series                        $90      $146     $183     $283
Trend Series                                  $90      $146     $183     $283
International Equity Series                   $90      $147     $185     $288
Emerging Markets Series                       $96      $164     $214     $345
Delaware Series                               $88      $141     $174     $265
Convertible Securities Series                 $90      $146     $183     $283
Delchester Series                             $88      $141     $175     $268
Capital Reserves Series                       $89      $143     $178     $273
Strategic Income Series                       $89      $144     $180     $278
Cash Reserve Series                           $88      $140     $172     $262
Global Bond Series                            $90      $146     $183     $283

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, table (b) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If, at the end of the applicable time period, you annuitize* under a life option or any non-commutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

                                            1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                            ------   -------  ------- --------
Decatur Total Return Series                   $24      $74      $126     $269
Devon Series                                  $25      $76      $130     $278
DelCap Series                                 $25      $78      $133     $283
Social Awareness Series                       $25      $78      $133     $283
REIT Series                                   $25      $78      $133     $283
Small Cap Value Series                        $25      $78      $133     $283
Trend Series                                  $25      $78      $133     $283
International Equity Series                   $26      $79      $135     $288
Emerging Markets Series                       $32      $97      $165     $345
Delaware Series                               $24      $72      $124     $265
Convertible Securities Series                 $25      $78      $133     $283
Delchester Series                             $24      $73      $125     $268
Capital Reserves Series                       $24      $75      $128     $273
Strategic Income Series                       $25      $76      $130     $278
Cash Reserve Series                           $23      $71      $122     $262
Global Bond Series                            $25      $78      $133     $283

     (1) If the Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 11 of the Prospectus, the following is inserted above "CONDENSED FINANCIAL INFORMATION:"

     OPTIONAL GUARANTEED ANNUITY PAYOUT RIDER: Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:


     Guaranteed Annuity Payout Rider with a ten year waiting period...... 0.25%
     Guaranteed Annuity Payout Rider with a fifteen year waiting period.. 0.15%

     For a description of this Rider, see "B. Optional Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "L. Optional Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES."

Under "PERFORMANCE INFORMATION" on page 13 of the Prospectus, between the second and third sentences in the sixth paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Guaranteed Annuity Payout Rider charge.

Under "CHARGES AND DEDUCTIONS" on page 24 of the Prospectus, "B. Premium Taxes" is renamed "C. Premium Taxes," "C. Policy Fee" is renamed "D. Policy Fee," "D. Annual Charges Against Separate Account Assets" is renamed "E. Annual Charges Against Separate Account Assets" and the following is inserted:

     B. OPTIONAL GUARANTEED ANNUITY PAYOUT CHARGE

     Subject to state availability, the Company offers an optional Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Policy at that time. The charge is made through a pro-rata reduction (based on relative values in Accumulation Units of the Sub-Accounts, of dollar amounts in the Fixed Account and of dollar amounts in the Guarantee Period Accounts).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:


        Guaranteed Annuity Payout Rider with ten-year waiting period...... 0.25%
        Guaranteed Annuity Payout Rider with fifteen-year waiting period.. 0.15%


     For a description of the Rider, see "L. Optional Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES," below.

Under "H. Electing the Form of Annuity and the Annuity Date" on page 30 of the Prospectus, the following is inserted above "I. Description of Variable Annuity Options:"

     If the Owner exercises the Guaranteed Annuity Payout Rider, annuity benefit payments must be made under fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

Under "K. Computation of Policy Values and Annuity Benefit Payments" on page 34 of the Prospectus, above "FEDERAL TAX CONSIDERATIONS," the following is inserted:

     If the Owner elects the Guaranteed Annuity Payout Rider, at annuitization the income provided under the Policy by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Guaranteed Annuity Payout Rider" below.

On page 34 of the Prospectus, above "FEDERAL TAX CONSIDERATIONS" the following is inserted:

     L. GUARANTEED ANNUITY PAYOUT RIDER

     An optional Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Policy anniversary a Guaranteed Annuity

     Payout Benefit Base is determined. The Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.
     The Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the then current Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the Guaranteed Annuity Payout Benefit Base on the previous Policy anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, determined immediately prior to the withdrawal by the following fraction:

                            the amount of the withdrawal
                            ----------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Guaranteed Annuity Payout Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Guaranteed Annuity Payout Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency.

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

     TERMINATION OF THE GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Guaranteed Annuity Payout Rider prior to the seventh Policy anniversary unless such termination occurs on or within thirty days after a Policy anniversary or in conjunction with the purchase of a Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     -Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable.

     Illustrated below are Guaranteed Annuity Payout amounts per $100,000 of initial payments, for an Annuitant age 60 (at issue), on the Contract anniversaries indicated below, assuming no subsequent payments or withdrawals and assuming a 5% return under value (b). Guaranteed Annuity Payout amounts will be higher if the (a) or (c) value is greater. The Company will, upon request, provide illustrations of the Guaranteed Annuity Payout for an Annuitant based on other assumptions.


                                              Guaranteed Annuity Payout - Monthly Income
     Contract Anniversary at Exercise    Life Annuity with payments guaranteed for ten years*
     ----------------------------------------------------------------------------------------
                 10                                            $1,020
                 15                                            $1,482

     *Other fixed annuity payout options involving a life contingency are available. See "K. Description of Variable Annuity Payout Options."

     The Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Guaranteed Annuity Payout Benefit Base.

Under Appendix B on page B-1 of the Prospectus, "(a)" in number 4 is changed to "(1)(a)," on page B-2 "(b)" in number 4 is changed to "(2)(a)" and the following is added:

     5. If you surrender the Policy or annuitize under a period certain option at the end of one, three or five years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets and election of a Guaranteed Annuity Payout Rider(1) with a ten-year waiting period, are the same in year ten as shown in the expense example (1)(b) under "ANNUAL AND TRANSACTION EXPENSES" but may be one to two dollars higher in years one, three and five due to differences in the Free Withdrawal calculation. The expense numbers for years one, three and five under Delaware Medallion I are as follows:

                                                   1 YEAR    3 YEARS   5 YEARS
                                                   ------    ------    -------
     Decatur Total Return Series                     $89       $142      $177
     Devon Series                                    $90       $144      $182
     DelCap Series                                   $90       $146      $184
     Social Awareness Series                         $90       $146      $184
     REIT Series                                     $90       $146      $184
     Small Cap Value Series                          $90       $146      $184
     Trend Series                                    $90       $146      $184
     International Equity Series                     $90       $147      $186
     Emerging Markets Series                         $96       $164      $214
     Delaware Series                                 $88       $141      $175
     Convertible Securities Series                   $90       $146      $184
     Delchester Series                               $89       $142      $177
     Capital Reserves Series                         $89       $143      $179
     Strategic Income Series                         $90       $144      $182
     Cash Reserve Series                             $88       $140      $174
     Global Bond Series                              $90       $146      $184

     (1) If the Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your policy.

     The numbers in example (2)(b) are the same for both Delaware Medallion I and II.

Supplement dated October 14, 1998.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
      INDIVIDUAL VARIABLE ANNUITY POLICIES FUNDED THROUGH SUB-ACCOUNTS OF
                             SEPARATE ACCOUNT VA-K
            INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.

This Prospectus describes individual variable annuity policies and group variable annuity policies, including certificates issued thereunder ("Policies") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") The following is a summary of information about these Policies. More detailed information can be found under the referenced captions in this Prospectus.

This Prospectus generally describes only the variable accumulation and variable annuity aspects of the Policies, except where fixed values or fixed annuity benefit payments are mentioned specifically. Allocations to and transfers to and from the General Account of the Company are not permitted in certain states. Certain additional information about the Policies is contained in a Statement of Additional Information, dated May 1, 1998, as may be amended from time to time, which has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. The Statement of Additional Information Table of Contents is listed on page 3 of this Prospectus. The Statement of Additional Information ("SAI") is available upon request and without charge. To obtain the SAI, fill out and return the attached request card, or contact Annuity Client Services, telephone 1-800-533-2124.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF DELAWARE GROUP PREMIUM FUND, INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1998

                               TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................................          3
SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          5
ANNUAL AND TRANSACTION EXPENSES.......................................................          8
CONDENSED FINANCIAL INFORMATION.......................................................         11
PERFORMANCE INFORMATION...............................................................         13
WHAT IS AN ANNUITY?...................................................................         17
RIGHT TO REVOKE OR SURRENDER..........................................................         17
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND
 DELAWARE GROUP PREMIUM FUND, INC.....................................................         18
INVESTMENT OBJECTIVES AND POLICIES....................................................         19
INVESTMENT ADVISORY SERVICES TO THE FUND..............................................         21
CHARGES AND DEDUCTIONS................................................................         21
  A.  Contingent Deferred Sales Charge................................................         21
  B.  Premium Taxes...................................................................         24
  C.  Policy Fee......................................................................         24
  D.  Annual Charges Against Separate Account Assets..................................         24
THE VARIABLE ANNUITY POLICIES.........................................................         25
  A.  Purchase Payments...............................................................         25
  B.  Transfer Privilege..............................................................         26
  C.  Surrender.......................................................................         27
  D.  Partial Redemption..............................................................         28
  E.  Death Benefit...................................................................         28
  F.  The Spouse of the Owner as Beneficiary..........................................         30
  G.  Assignment......................................................................         30
  H.  Electing the Form of Annuity and the Annuity Date...............................         30
  I.  Description of Variable Annuity Options.........................................         31
  J.  NORRIS Decision.................................................................         32
  K.  Computation of Policy Values and Annuity Benefit Payments.......................         32
FEDERAL TAX CONSIDERATIONS............................................................         34
  A.  Qualified and Non-Qualified Policies............................................         35
  B.  Taxation of the Policies in General.............................................         35
        Withdrawals Prior to Annuitization............................................         35
        Annuity Payouts After Annuitization...........................................         35
        Penalty on Distribution.......................................................         35
        Assignments or Transfers......................................................         36
        Non-Natural Owners............................................................         36
        Deferred Compensation Plans of State and Local Governments and Tax-Exempt
        Organizations.................................................................         36
  C.  Tax Withholding.................................................................         36
  D.  Provisions Applicable to Qualified Employer Plans...............................         36
        Corporate and Self-Employed Pension and Profit Sharing Plans..................         37
        Individual Retirement Annuities...............................................         37
        Tax-Sheltered Annuities.......................................................         37
        Texas Optional Retirement Program.............................................         37
LOANS (QUALIFIED POLICIES ONLY).......................................................         37
REPORTS...............................................................................         38
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         38
VOTING RIGHTS.........................................................................         39
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         39
LEGAL MATTERS.........................................................................         39

FURTHER INFORMATION...................................................................         39
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT..............................        A-1
APPENDIX B -- INFORMATION APPLICABLE ONLY TO POLICY NO. A3019-92
                (AND STATE VARIATIONS)................................................        B-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
EXCHANGE OFFER.......................................................................          6
PERFORMANCE INFORMATION..............................................................          8
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the General Account of the Company then credited to the Policy, on any date before the date annuity benefit payments are to begin.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE: the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Policy.

FIXED ANNUITY PAYOUT: an Annuity payout providing for payments which remain fixed in amount throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.

OWNER: the Owner of a Policy who may exercise all rights under the Policy, subject to the consent of any irrevocable beneficiary. After the Annuity Date, the Annuitant will be the Owner.

SEPARATE ACCOUNT: Separate Account VA-K of the Company, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a subdivision of Separate Account VA-K. Each Sub-Account available under the Policies invests exclusively in the shares of a corresponding investment series of Delaware Group Premium Fund, Inc.

SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee and contingent deferred sales charge applicable upon surrender.

UNDERLYING SERIES: the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series of Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Series is determined and Unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Series portfolio securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ANNUITY PAYOUT: an Annuity payout providing for payments varying in amount in accordance with the investment experience of certain Underlying Series.

                                    SUMMARY

INVESTMENT OPTIONS. The Policies permit net purchase payments to be allocated among Sub-Accounts available under the Policies, which are subdivisions of Separate Account VA-K ("Separate Account"), a separate account of the Company and, where available, a fixed interest account ("General Account") of the Company (together "accounts"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the SEC. For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND, INC." For more information about the General Account see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series of the Delaware Group Premium Fund, Inc. (the "Fund"). The Fund is an open-end, diversified series investment company. The Fund consists of 16 different series: the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series (formerly Quantum Series), REIT Series, Small Cap Value Series (formerly Value Series), Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series ("Underlying Series"). Each Underlying Series operates pursuant to different investment objectives, discussed below. NOT ALL SUB-ACCOUNTS MAY BE AVAILABLE IN ALL STATES.

INVESTMENT IN THE SUB-ACCOUNTS. The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Series.

There can be no assurance that the investment objectives of the Underlying Series can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Series, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND DELAWARE GROUP PREMIUM FUND, INC." The accompanying prospectus of the Fund describes the investment objectives and risks of each of the Underlying Series.

Dividends or capital gains distributions received from an Underlying Series are reinvested in additional shares of that Underlying Series, which are retained as assets of the Sub-Account.

TRANSFERS AMONG ACCOUNTS. Prior to the Annuity Date, the Policies permit amounts to be transferred among the Sub-Accounts and, where available, between the General Account and the Sub-Accounts, subject to certain limitations described under "B. Transfer Privilege."

ANNUITY BENEFIT PAYMENTS. The Owner may select variable annuity benefit payments based on certain Sub-Accounts, fixed-amount annuity benefit payments, or a combination of fixed-amount and variable annuity benefit payments. Fixed-amount annuity benefit payments are guaranteed by the Company.

See "THE VARIABLE ANNUITY POLICIES" for information about annuity benefit payment options, selecting the Annuity Date, and how annuity benefit payments are calculated.

REVOCATION RIGHTS. An individual purchasing a Policy intended to qualify as an Individual Retirement Annuity ("IRA") may revoke the Policy at any time between the date of the application and the date ten days after receipt of the Policy. In certain states an Owner may have special revocation rights. For more information about revocation rights, see "RIGHT TO REVOKE OR SURRENDER."

PAYMENT MINIMUMS AND MAXIMUMS. Under the Policies, purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan, or a payroll deduction plan, each purchase payment must be at least $50. In cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, however, the Company may issue a Policy on the employee if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

A.  CONTINGENT DEFERRED SALES CHARGES

No sales charge is deducted from purchase payments at the time the payments are made. Depending on the length of time that the payments to which the withdrawal is attributed have remained credited under the Policy, however, a contingent deferred sales charge of up to 7% may be assessed for a surrender, partial redemption, or election of any commutable period certain option or a non-commutable period certain for less than ten years.

B.  ANNUAL POLICY FEE

A Policy fee equal to $30 will be deducted from the Accumulated Value under the Policy for administrative expenses on the Policy anniversary, or upon full surrender of the Policy during the year, when the Accumulated Value is $50,000 or less. The Policy fee currently is waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy fee on such policies.

C.  PREMIUM TAXES

A deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes." Premium taxes may range from 0 to 3.5%.

D.  SEPARATE ACCOUNT ASSET CHARGES

A daily charge, equivalent to 1.25% per annum, is made on the value of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.15% per annum of the value of the average net assets in the Sub-Accounts available under the Policies.

E.  TRANSFER CHARGE

The Company currently makes no charge for transfers. The Company guarantees that the first 12 transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

F.  CHARGES OF THE UNDERLYING SERIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Series. These charges vary among the Underlying Series, and may range from an annual rate of 0.64% to an annual rate of 1.50% of average daily net assets.

SURRENDER OR PARTIAL REDEMPTIONS. At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its current value, minus the Policy fee and any applicable contingent deferred sales charge, or to redeem a portion of the Policy's value subject to certain limits and any applicable contingent deferred sales charge. There may be tax consequences for surrender or redemptions. For further information, see "C. Surrender" and "D. Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," "A. Contingent Deferred Sales Charge" under "CHARGES AND DEDUCTIONS," and "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT. If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant, the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy, or (2) the sum of the gross payments made under the Policy reduced proportionally to reflect all partial redemptions, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. Upon death of the Owner, the death benefit is equal to the Accumulated Value of the Policy.

SALES OF POLICIES. The Policies are sold by agents of the Company who are authorized by applicable law to sell variable annuity policies. These agents are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. See "Sales Expense."

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "Premium Taxes."

                                                   YEARS FROM
                                                    DATE OF
CONTRACT CHARGES:                                   PAYMENT       CHARGE
                                                  ------------  -----------

CONTINGENT DEFERRED SALES CHARGE:                     0-3          7.0%
This charge may be assessed upon surrender,            4           6.0%
withdrawal or annuitization under any commutable       5           5.0%
period certain option or a non-commutable period       6           4.0%
certain option of less than ten years. The             7           3.0%
charge is a percentage of payments applied to     More than 7       0%
the amount surrendered (in excess of any amount
that is free of surrender charge) within the
indicated time period.

TRANSFER CHARGE:                                                   None
The Company currently makes no charge for
processing transfers and guarantees that the
first 12 transfers in a Contract year will not
be subject to a transfer charge. For each
subsequent transfer, the Company reserves the
right to assess a charge, guaranteed never to
exceed $25, to reimburse the Company for the
costs of processing the transfer.

CONTRACT FEE:                                                       $30
The fee is deducted annually and upon surrender
prior to the Annuity Date when Accumulated Value
is $50,000 or less. The fee is waived for
Contracts issued to and maintained by the
trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
(on annual basis as percentage of average daily
net assets)
Mortality and Expense Risk Charge                                  1.25%
Administrative Expense Charge                                      0.15%
                                                                -----------
Total Asset Charge                                                 1.40%

FUND EXPENSES: The following table shows the expenses of the Underlying Series for 1997. For more information concerning fees and expenses, see the prospectus of the Underlying Series.

                                                                                                              TOTAL
                                                                                                            EXPENSES
                                                              MANAGEMENT       OTHER EXPENSES (AFTER    (AFTER APPLICABLE
                                                                 FEES             ANY APPLICABLE         WAIVERS AND/OR
FUND                                                        (AFTER WAIVERS)       REIMBURSEMENTS)        REIMBURSEMENTS)
---------------------------------------------------------  -----------------  -----------------------  -------------------
Decatur Total Return Series..............................          0.60%                 0.11%                 0.71%(2)
Devon Series.............................................          0.54%                 0.26%                 0.80%(1)(2)
DelCap Series............................................          0.63%                 0.22%                 0.85%(1)(2)
Social Awareness Series..................................          0.20%                 0.65%                 0.85%(1)(2)
REIT Series(@)...........................................          0.75%                 0.10%                 0.85%(1)(2)
Small Cap Value Series...................................          0.60%                 0.25%                 0.85%(1)(2)
Trend Series.............................................          0.62%                 0.23%                 0.85%(1)(2)
International Equity Series..............................          0.75%                 0.15%                 0.90%(2)(3)
Emerging Markets Series..................................          0.30%                 1.20%                 1.50%(1)(2)
Delaware Series..........................................          0.60%                 0.07%                 0.67%(2)
Convertible Securities Series............................          0.05%                 0.80%                 0.85%(1)(2)
Delchester Series........................................          0.60%                 0.10%                 0.70%(2)
Capital Reserves Series..................................          0.60%                 0.15%                 0.75%(2)
Strategic Income Series..................................          0.22%                 0.58%                 0.80%(1)(2)
Cash Reserve Series......................................          0.50%                 0.14%                 0.64%(2)
Global Bond Series.......................................          0.52%                 0.33%                 0.85%(1)(2)

(@) Estimated after expense reimbursement.

(1) For the fiscal year ended December 31, 1997, before waiver and/or reimbursement by the investment adviser, total series expenses as a percentage of average daily net assets were 0.91% for Devon Series, 0.87% for DelCap Series, 1.40% for Social Awareness Series (formerly known as "Quantum Series"), 0.90% for Small Cap Value Series (formerly known as "Value Series"), 0.88% for Trend Series, 90% for International Equity Series, 2.45% for Emerging Markets Series, 2.30% for Convertible Securities Series, 1.23% for Strategic Income Series and 1.08% for Global Bond Series.

(2) The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The Investment Adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through October 31, 1998, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 85% for DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series; Trend Series; Convertible Securities Series and Global Bond Series and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to assume that the new voluntary limitations took effect on January 1, 1997. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Series.

(3) Effective July 1, 1997, the management fee of the International Equity Series was voluntarily limited to a rate of 0.95% of the average daily net assets, replacing a prior limitation of 0.80%. In 1997, the total annual expenses of the International Equity Series was 0.90% and the management fee was 0.75%.

The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. Because the expenses of the Underlying Series differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESSER THAN THOSE SHOWN.

(a) If, at the end of the applicable period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

 FUND                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ----------------------------------------  ------  -------  -------  --------
 Decatur Total Return Series.............    $86     $135     $163     $244
 Devon Series............................    $87     $137     $168     $253
 DelCap Series...........................    $88     $139     $170     $258
 Social Awareness Series.................    $88     $139     $170     $258
 REIT Series.............................    $88     $139     $170     $258
 Small Cap Value Series..................    $88     $139     $170     $258
 Trend Series............................    $88     $139     $170     $258
 International Equity Series.............    $88     $140     $173     $263
 Emerging Markets Series.................    $94     $157     $203     $322
 Delaware Series.........................    $86     $133     $161     $240
 Convertible Securities Series...........    $88     $139     $170     $258
 Delchester Series.......................    $86     $134     $163     $243
 Capital Reserves Series.................    $87     $136     $165     $248
 Strategic Income Series.................    $87     $137     $168     $253
 Cash Reserve Series.....................    $86     $133     $160     $237
 Global Bond Series......................    $88     $139     $170     $258

(b) If, at the end of the applicable time period, you annuitize* under a life option or any non-commutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets:

 FUND                                      1 YEAR  3 YEARS   5 YEARS  10 YEARS
 ----------------------------------------  ------  -------   -------  --------
 Decatur Total Return Series.............    $21     $66       $113     $244
 Devon Series............................    $22     $69       $118     $253
 DelCap Series...........................    $23     $70       $120     $258
 Social Awareness Series.................    $23     $70       $120     $258
 REIT Series.............................    $23     $70       $120     $258
 Small Cap Value Series..................    $23     $70       $120     $258
 Trend Series............................    $23     $70       $120     $258
 International Equity Series.............    $23     $72       $123     $263
 Emerging Markets Series.................    $29     $90       $153     $322
 Delaware Series.........................    $21     $65       $111     $240
 Convertible Securities Series...........    $23     $70       $120     $258
 Delchester Series.......................    $21     $66       $113     $243
 Capital Reserves Series.................    $22     $67       $115     $248
 Strategic Income Series.................    $22     $69       $118     $253
 Cash Reserve Series.....................    $21     $64       $110     $237
 Global Bond Series......................    $23     $70       $120     $258

Pursuant to requirements of the 1940 Act, the Policy fee has been reflected in the Examples by a method intended to show the "average" impact of the Policy fee on an investment in the Separate Account. The total Policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.03%, and the amount of the Policy fee is assumed to be $0.30 in the Examples. The Policy fee is deducted only when the accumulated value is $50,000 or less. Lower charges apply to Contracts issued and maintained as part of a 401(k) plan.

* The Policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any policy year under an option including a life contingency or under any non-commutable period certain option of ten years or more.

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
DECATUR TOTAL RETURN SERIES
Unit Value:
    Beginning of Period..............................      1.883      1.582      1.178      1.197      1.051      1.000
    End of Period....................................      2.433      1.883      1.582      1.178      1.197      1.051
Number of Units Outstanding at End of Period (in
 thousands)..........................................    113,507     65,991     48,305     38,591     25,086      4,208

DEVON SERIES*
Unit Value:
    Beginning of Period..............................        N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.261        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     11,585        N/A        N/A        N/A        N/A        N/A

DELCAP SERIES
Unit Value:
    Beginning of Period..............................      1.616      1.432      1.121      1.178      1.070      1.000
    End of Period....................................      1.831      1.616      1.432      1.121      1.178      1.070
Number of Units Outstanding at End of Period (in
 thousands)..........................................     57,025     44,667     35,204     29,100     20,802      4,534

SOCIAL AWARENESS SERIES*
Unit Value:
    Beginning of Period..............................        N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.272        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      4,515        N/A        N/A        N/A        N/A        N/A

SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period..............................      1.467      1.214      0.994      1.000      1.000        N/A
    End of Period....................................      1.923      1.467      1.214      0.994      1.000        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     43,269     15,725      9,467      6,040          6        N/A

TREND SERIES
Unit Value:
    Beginning of Period..............................      1.486      1.358      0.989      1.007      1.000        N/A
    End of Period....................................      1.779      1.486      1.358      0.989      1.007        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................     33,256     21,711     13,410      6,197         50        N/A

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period..............................      1.540      1.301      1.159      1.144      1.000      1.000
    End of Period....................................      1.619      1.540      1.301      1.159      1.144      1.000
Number of Units Outstanding at End of Period (in
 thousands)..........................................     48,813     30,888     21,612     18,761      6,139        182

EMERGING MARKETS SERIES*
Unit Value:
    Beginning of Period..............................        N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      0.880        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      4,545        N/A        N/A        N/A        N/A        N/A

DELAWARE SERIES
Unit Value:
    Beginning of Period..............................      1.616      1.414      1.133      1.150      1.078      1.000
    End of Period....................................      2.015      1.616      1.414      1.133      1.150      1.078
Number of Units Outstanding at End of Period (in
 thousands)..........................................     58,759     40,855     37,203     33,332     22,046      3,145

CONVERTIBLE SECURITIES SERIES*
Unit Value:
    Beginning of Period..............................        N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.156        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      1,291        N/A        N/A        N/A        N/A        N/A

DELCHESTER SERIES
Unit Value:
    Beginning of Period..............................      1.474      1.326      1.164      1.214      1.058      1.000
    End of Period....................................      1.652      1.474      1.326      1.164      1.214      1.058
Number of Units Outstanding at End of Period (in
 thousands)..........................................     56,733     44,760     37,818     31,735     22,281      4,571

CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period..............................      1.241      1.209      1.075      1.120      1.053      1.000
    End of Period....................................      1.317      1.241      1.209      1.075      1.120      1.053
Number of Units Outstanding at End of Period (in
 thousands)..........................................     20,234     20,226     19,818     20,476     16,752      3,828

STRATEGIC INCOME SERIES*
Unit Value:
    Beginning of Period..............................        N/A        N/A        N/A        N/A        N/A        N/A
    End of Period....................................      1.052        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      5,381        N/A        N/A        N/A        N/A        N/A

CASH RESERVE SERIES
Unit Value:
    Beginning of Period..............................      1.124      1.087      1.044      1.021      1.010      1.000
    End of Period....................................      1.165      1.124      1.087      1.044      1.021      1.010
Number of Units Outstanding at End of Period (in
 thousands)..........................................     24,014     21,519     11,568     13,998      5,483      1,387

                                                                           YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
SUB-ACCOUNT                                              1997       1996       1995       1994       1993       1992
-----------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period..............................      1.107      1.000      1.000        N/A        N/A        N/A
    End of Period....................................      1.102      1.107      1.000        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      3,950        886          0        N/A        N/A        N/A

* The date of inception of the Sub-Accounts investing in the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic income series was 5/1/97.

                            PERFORMANCE INFORMATION

The Delaware Medallion II Contract first was offered to the public in 1993.The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Series have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Series, and, in Tables 1A and 2A, assuming that the Contract is surrendered at the end of the applicable period and, alternatively, in Tables 1B and 2B, assuming that it is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Series other than the Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the charges of the Underlying Series and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the contingent deferred sales charge but assumes that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Series lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Series was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING SERIES IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Series.

                                    TABLE 1A
            TOTAL ANNUAL RETURNS OF SUB-ACCOUNTS FOR PERIODS ENDING
                               DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                             TOTAL RETURN
                                                                               FOR YEAR                     SINCE
                                                                                 ENDED                   INCEPTION OF
NAME OF UNDERLYING FUND                                                        12/31/97       5 YEARS    SUB-ACCOUNT
---------------------------------------------------------------------------  -------------  -----------  ------------
Decatur Total Return Series................................................       22.19%        17.73%        16.58%
Devon Series...............................................................         N/A           N/A         19.10%
DelCap Series..............................................................        6.28%        10.64%        10.68%
Social Awareness Series....................................................         N/A           N/A         20.19%
REIT Series................................................................         N/A           N/A           N/A
Small Cap Value Series.....................................................       24.06%          N/A         16.83%
Trend Series...............................................................       12.66%          N/A         14.47%
International Equity Series................................................       -1.52%         9.39%         9.21%
Emerging Markets Series....................................................         N/A           N/A        -17.59%
Delaware Series............................................................       17.64%        12.68%        12.72%
Convertible Securities Series..............................................         N/A           N/A          8.59%
Delchester Series..........................................................        5.04%         8.57%         8.74%
Capital Reserves Series....................................................       -0.59%         3.69%         4.37%
Strategic Income Series....................................................         N/A           N/A         -1.44%
Cash Reserve Series........................................................       -2.91%         1.94%         2.06%
Global Bond Series.........................................................       -6.81%          N/A          1.90%

                                    TABLE 1B
      SUPPLEMENTAL TOTAL ANNUAL RETURNS OF SUB-ACCOUNTS FOR PERIODS ENDING
                               DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                             TOTAL RETURN
                                                                               FOR YEAR                     SINCE
                                                                                 ENDED                   INCEPTION OF
NAME OF UNDERLYING FUND                                                        12/31/97       5 YEARS    SUB-ACCOUNT
---------------------------------------------------------------------------  -------------  -----------  ------------
Decatur Total Return Series................................................       29.19%        18.24%        16.92%
Devon Series...............................................................         N/A           N/A         26.10%
DelCap Series..............................................................       13.28%        11.30%        11.11%
Social Awareness Series....................................................         N/A           N/A         27.19%
REIT Series................................................................         N/A           N/A           N/A
Small Cap Value Series.....................................................       31.06%          N/A         17.76%
Trend Series...............................................................       19.66%          N/A         15.45%
International Equity Series................................................        5.10%        10.08%         9.74%
Emerging Markets Series....................................................         N/A           N/A        -12.05%
Delaware Series............................................................       24.64%        13.29%        13.12%
Convertible Securities Series..............................................         N/A           N/A         15.59%
Delchester Series..........................................................       12.04%         9.28%         9.21%
Capital Reserves Series....................................................        6.09%         4.54%         4.94%
Strategic Income Series....................................................         N/A           N/A          5.19%
Cash Reserve Series........................................................        3.62%         2.85%         2.69%
Global Bond Series.........................................................       -0.54%          N/A          5.96%

                                    TABLE 2A
             TOTAL ANNUAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                                                             SINCE
                                                                              TOTAL RETURN                 INCEPTION
                                                                                FOR YEAR                      OF
                                                                                  ENDED                   UNDERLYING
NAME OF UNDERLYING FUND                                                         12/31/97       5 YEARS       FUND*
----------------------------------------------------------------------------  -------------  -----------  -----------
Decatur Total Return Series.................................................       22.19%        17.73%       11.47%
Devon Series................................................................         N/A           N/A        19.10%
DelCap Series...............................................................        6.28%        10.64%       10.54%
Social Awareness Series.....................................................         N/A           N/A        20.19%
REIT Series.................................................................         N/A           N/A          N/A
Small Cap Value Series......................................................       24.06%          N/A        16.91%
Trend Series................................................................       12.66%          N/A        14.60%
International Equity Series.................................................       -1.52%         9.39%        9.21%
Emerging Markets Series.....................................................         N/A           N/A       -17.59%
Delaware Series.............................................................       17.64%        12.68%       12.28%
Convertible Securities Series...............................................         N/A           N/A         8.59%
Delchester Series...........................................................        5.04%         8.57%        8.97%
Capital Reserves Series.....................................................       -0.59%         3.69%        5.34%
Strategic Income Series.....................................................         N/A           N/A        -1.44%
Cash Reserve Series.........................................................       -2.91%         1.94%        3.63%
Global Bond Series..........................................................       -6.81%          N/A         1.90%

                                    TABLE 2B
      SUPPLEMENTAL TOTAL ANNUAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                        TOTAL RETURN                      SINCE
                                                                          FOR YEAR                     INCEPTION OF
                                                                            ENDED                       UNDERLYING
NAME OF UNDERLYING FUND                                                   12/31/97        5 YEARS         FUND*
---------------------------------------------------------------------  ---------------  ------------  --------------
Decatur Total Return Series..........................................        29.19%          18.24%         11.47%
Devon Series.........................................................          N/A             N/A          26.10%
DelCap Series........................................................        13.28%          11.30%         10.80%
Social Awareness Series..............................................          N/A             N/A          27.19%
REIT Series..........................................................          N/A             N/A            N/A
Small Cap Value Series...............................................        31.06%            N/A          17.68%
Trend Series.........................................................        19.66%            N/A          15.42%
International Equity Series..........................................         5.10%          10.08%          9.74%
Emerging Markets Series..............................................          N/A             N/A         -12.05%
Delaware Series......................................................        24.64%          13.29%         12.28%
Convertible Securities Series........................................          N/A             N/A          15.59%
Delchester Series....................................................        12.04%           9.28%          8.97%
Capital Reserves Series..............................................         6.09%           4.54%          5.34%
Strategic Income Series..............................................          N/A             N/A           5.19%
Cash Reserve Series..................................................         3.62%           2.85%          3.63%
Global Bond Series...................................................        -0.54%            N/A           5.96%

* The dates of inception of the Underlying Funds are: 10/29/92 for the International Equity Series; 12/27/93 for the Small Cap Value and Trend Series; 7/02/91 for the DelCap Series; 7/28/88 for the Delaware Series, the Decatur Total Return Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series; 5/1/96 for Global Bond Series; and 5/1/97 for the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic Income Series.

                              WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity benefit payments," and the individual receiving the payments is called the "annuitant." Annuity benefit payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity benefit payments will continue for the life of the annuitant, regardless of how long the annuitant lives or how long all annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity benefit payments are paid to the annuitant for life or for such other period chosen by the owner. In the case of a "fixed" annuity, the value of these annuity benefit payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

With a variable annuity, the value of the policy and the annuity benefit payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the policy and in the annuity benefit payments. If the portfolio increases in value, the value of the policy increases. If the portfolio decreases in value, the value of the policy decreases.

                          RIGHT TO REVOKE OR SURRENDER

The Owner may revoke the Policy at any time between the date of the application and the date ten days (or the number of days required by state law if more than ten) after receipt of the Policy. Within seven days of receipt of the revocation request, the Company will return an amount equal to the sum of (1) the difference between the gross payment(s) received and any amounts allocated to the Sub-Accounts, and (2) the Accumulated Value of amounts allocated to the Sub-Accounts as of the date the request is received. If the Policy was purchased as an IRA or if required by state law, the Company will refund the greater of the amount described above or the entire purchase payment. In order to revoke the Policy, the Owner must mail or deliver the Policy (if it has already been received) to the agent through whom the Policy was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any authorized representative of the Company. Mailing or delivery must occur on or before ten days after receipt of the Policy for revocation to be effective.

The liability of the Separate Accounts under this provision is limited to the Owner's Accumulated Value in each Separate Account on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

The refund of any premium paid by check may be delayed until the check has cleared the Owner's bank.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                     AND DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1997, the Company had over $9.4 billion in assets and over $26.6 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1997, First Allmerica and its subsidiaries (including the Company) had over $16.3 billion in combined assets and over $43.8 billion in life insurance in force.

The Company is a chartered member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT. Separate Account VA-K (the "Separate Account") is a separate investment account of the Company. The assets used to fund the variable portions of the Policies are set aside in the Sub-Accounts of the Separate Account, and are kept separate from the general assets of the Company. There are 16 Sub-Accounts available under the Policies. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Separate Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Separate Account meets the definition of "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the SEC. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.

THE COMPANY OFFERS OTHER VARIABLE ANNUITY CONTRACTS INVESTING IN THE SEPARATE ACCOUNT WHICH ARE NOT DISCUSSED IN THIS PROSPECTUS. THE SEPARATE ACCOUNT ALSO INVESTS IN OTHER UNDERLYING FUNDS WHICH ARE NOT AVAILABLE TO THE POLICIES DESCRIBED IN THIS PROSPECTUS.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund or its separate investment series.

The Fund was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. The Fund currently has 16 investment portfolios ("Underlying Series"), each issuing a series of shares: Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series. The assets of each Underlying Series are held separate from the assets of the other Underlying Series. Each Underlying Series operates as a separate investment vehicle, and the income or losses of one have no effect on the investment performance of another Underlying Series. Shares of the Underlying Series are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, Small Cap Value Series, REIT Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Series is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Series, and other relevant information regarding the Underlying Series may be found in the Prospectus of the Fund, which accompanies this Prospectus and should be read carefully before investing. Also, the SAI of the Fund is available upon request.

DECATUR TOTAL RETURN SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series formerly was known as Equity/Income Series.

DEVON SERIES -- seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that exhibit the potential for above-average dividend increases over time.

DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series formerly was known as the Growth Series.

SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium- to large-sized companies expected to grow over time. This Fund was formerly known as the Quantum Series.

REIT SERIES -- seeks to achieve maximum long-term total return by investing in securities of companies primarily engaged in the real estate industry.

SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small-to-mid cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also--will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market. This Fund was formerly known as the Value Series.

TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective. This Series formerly was known as Emerging Growth Series.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income

EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

DELAWARE SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series formerly was known as Multiple Strategy Series.

CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, including privately placed convertible securities.

DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series. This Series formerly was known as High Yield Series.

CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

STRATEGIC INCOME SERIES -- seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Series also may invest in U.S. equity securities.

CASH RESERVE SERIES -- seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments. This Series formerly was known as Money Market Series.

GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States. The Capital Reserves Series seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

There is no assurance that the investment objectives of the Underlying Series will be met. In the event of a material change in the investment policy of a Sub-Account or the Underlying Series in which it invests, you will be notified of the change. If you have Policy value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account, where available. The Company must receive your written request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

                    INVESTMENT ADVISORY SERVICES TO THE FUND

For managing the portfolios of the Underlying Series and making the investment decisions, investment advisers are paid an annual fee by their respective Underlying Series. For Delaware Management, this fee is equal to 0.50% of the average daily net assets of the Cash Reserve Series; 0.60% of the average daily net assets of the Decatur Total Return Series, Delchester Series, Capital Reserves Series, Delaware Series and Devon Series; 0.65% of the average daily net assets of the Strategic Income Series and 0.75% of the average daily net assets of the DelCap Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series and Convertible Securities Series. For Delaware International Advisors, Ltd., this fee is equal to 0.75% of the average daily net assets of the International Equity Series and the Global Bond Series, and 1.25% of the Emerging Markets Series.

                             CHARGES AND DEDUCTIONS

Deductions under the Policies and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Series are described in the Prospectus and SAI of the Fund.

A.  CONTINGENT DEFERRED SALES CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. A contingent deferred sales charge is deducted from the Accumulated Value of the Policy, however, in the case of surrender and/or partial redemption of the Policy or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Policy Value is divided into three categories: (1) New Payments -- purchase payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- purchase payments not defined as New Payments; and (3) Earnings -- the amount of Policy Value in excess of all purchase payments that have not been previously surrendered. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from Old Payments, then from New Payments. Old Payments may be withdrawn from the Policy at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

No contingent deferred sales charge is imposed, and no commissions are paid, on Policies issued after December 20, 1993 where the Owner and Annuitant as of the date of application are both within the following class of individuals:

All employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company to sell the Policies; all officers, directors, trustees and bona fide full-time employees (including former officers and directors and former employees who had been employed for at least ten years) of Delaware Management, its affiliates and subsidiaries, and of any Underlying Series; and any spouses of the above persons or any children or other legal dependents of the above persons who are under the age of 21.

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Policy. Any Free Withdrawal Amount is deducted first as described below. Additional amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the FIFO method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Contingent Deferred Sales Charges are as follows:

  YEARS FROM       CHARGE AS PERCENTAGE OF
DATE OF PAYMENT    NEW PAYMENTS WITHDRAWN
---------------  ---------------------------
      0-3                        7%
       4                         6%
       5                         5%
       6                         4%
       7                         3%

The amount redeemed equals the amount requested by the Owner plus the charge, if any, which is applied against the amount requested. For example, if the applicable charge is 7% and the Owner has requested $200, the Owner will receive $200 and the charge will be $14 (assuming no Free Withdrawal Amount, discussed below) for a total withdrawal of $214. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total contingent deferred sales charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, partial redemptions, and annuitization.

In Maryland, a different contingent deferred sales charge applies to monies in the General Account. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

FREE WITHDRAWAL AMOUNTS. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

    Where (1) is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings");

    Where (2) is:  10% of the Accumulated Value as of the Valuation Date
                   coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied;

    Where (3) is:  The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 10% of Accumulated Value ($1,500); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales load, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS. An Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Policy according to a life expectancy distribution ("LED"), by returning a properly signed LED request form to the Principal Office. The LED permits the Owner to make systematic withdrawals from the Policy over his or her lifetime. The amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each Policy year a fraction of the Accumulated Value is withdrawn from the Policy based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the Policy at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED at any time. The Owner also may elect to receive distributions under a LED which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the IRS as premature distributions from the Policy. The payments would then be taxed on an "income first" basis, and be subject to a 10% federal tax penalty. For more information, see "B. Taxation of the Policies in General," under "FEDERAL TAX CONSIDERATIONS."

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Policy, net of the applicable contingent deferred sales charge on New Payments, the Policy fee, and any tax withholding, if applicable. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a contingent deferred sales charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable contingent deferred sales charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "C. Surrender" and "D. Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If a period certain option is chosen (Option V or the comparable fixed annuity option), a contingent deferred sales charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options) or involving a non-commutable period certain of a duration of ten years or more.

SALES EXPENSE. The Company pays sales commissions, not to exceed 6% of purchase payments, to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated contingent deferred sales charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Owners or to the Separate Account. Any contingent deferred sales charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of policy value.

B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge is deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

    (2) the premium tax charge is deducted when annuity benefit payments begin. If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C.  POLICY FEE

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy when the Accumulated Value is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee currently is waived for Policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy fee on such Policies.

Where Policy value has been allocated to more than one account (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the Policy value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Policy value in that account represents of the total Accumulated Value under the Policy. The deduction of the Policy fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

D.  ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Policies. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's special death benefit guarantee and its guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account available under the Policies with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation period and the annuity period. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Policy and the amount of expenses actually attributable to that Policy.

Deductions for the Policy fee (described under "C. Policy Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first 12 transfers in a Policy year will be free of charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy year. For more information, see "B. Transfer Privilege" under "THE VARIABLE ANNUITY POLICIES."

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Fund, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Series. The prospectus and SAI of the Fund contain additional information concerning expenses of the Underlying Series.

                         THE VARIABLE ANNUITY POLICIES

The Policies are designed for use in connection with several types of retirement plans, as well as for sale to individuals. Participants under such plans, as well as Owners, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.

The Policies offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc. and certain independent broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The principal underwriter of the Policies is Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA, 01653, an indirect wholly owned subsidiary of First Allmerica. Owners may direct any inquiries to Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653.

A.  PURCHASE PAYMENTS

Purchase payments are payable to the Company. The initial payment will be credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its Principal Office. If an application is incomplete, or does not specify how payments are to be allocated among the Accounts, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Principal Office.

Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more accounts, a net amount of at least $10 of each payment must be allocated to each account.

Generally, payments will be allocated among the Sub-Accounts according to the Owner's instructions when the Policy is issued. If, however, the Policy is issued in Georgia, Indiana, Michigan, Missouri, New York, North Carolina, Oklahoma, Oregon, South Carolina, Texas, Utah, Washington, West Virginia or in connection with an IRA, for the first 14 days following the date of issue, all Separate Account allocations will be held in the Cash Reserve Series. Thereafter, all amounts will be allocated according to the Owner's instructions. The Owner may change allocation instructions for new payments pursuant to written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B.  TRANSFER PRIVILEGE

At any time prior to the Annuity Date, subject to the Company's then current rules, an Owner may have amounts transferred among the Sub-Accounts or between a Sub-Account and the General Account, where available. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written request or, if a properly completed authorization is on file, pursuant to a telephone request.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing transfers.

Except for transfers made under the automatic transfer option (DOLLAR COST AVERAGING) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day "window" period, any amount (up to 100%) of the policy value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The Owner may elect automatic transfers of a pre-determined dollar amount (DOLLAR COST AVERAGING), not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-

Account investing in the Capital Reserve Series, the Strategic Income Series, or the Cash Reserve Series (the "source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or, if applicable, the Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made on a monthly, bi-monthly or quarterly basis provided that
(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer; (2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer and (3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Policy year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge each Policy year. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously.

C.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Policy and receive its Accumulated Value, less applicable charges ("Surrender Amount"). The Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company to the Principal Office. The amount payable to the Owner upon surrender will be based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last seven full Policy years. See "CHARGES AND DEDUCTIONS." The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies under which future annuity benefit payments are limited to a specified period (as specified in Annuity Option V) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

D.  PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Owner must file a signed, written request for redemption, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Principal Office.

Each partial redemption must be in a minimum amount of $100. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "C. Surrender."

After the Annuity Date, only Policies under which a period certain option has been elected may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

E.  DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided in "F. The Spouse of the Owner as Beneficiary." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office, or (2) the total amount of gross payments made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. A partial withdrawal will reduce the gross payments available as a death benefit under (2) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under
(2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

    (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

    (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

    (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Principal Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary of an IRA, See "F. The Spouse of the Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

F.  THE SPOUSE OF THE OWNER AS BENEFICIARY

If the Owner's spouse is named as beneficiary ("spousal beneficiary") and if the Owner dies (and predeceases the Annuitant if such Owner is not the Annuitant) prior to the Annuity Date while the Policy is in force, at the written request of the spousal beneficiary the death benefit will not be paid and the spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.

G.  ASSIGNMENT

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see "FEDERAL TAX CONSIDERATIONS."

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

H.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

I.  DESCRIPTION OF VARIABLE ANNUITY OPTIONS

The Company currently provides the variable annuity options described below. Variable annuity options may be funded through the Decatur Total Return Series, the Capital Reserves Series and the Delaware Series.

The Company also provides fixed-amount annuity options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I -- VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED. A variable annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- VARIABLE LIFE ANNUITY. A variable annuity payable monthly only during the lifetime of the Annuitant. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

OPTION III -- UNIT REFUND VARIABLE LIFE ANNUITY. A variable annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds
(2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

Where:

    (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

    (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each monthly payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V -- PERIOD CERTAIN VARIABLE ANNUITY. A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes non-commutable. The payee must reserve this right at the time benefits begin.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

J.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on
(1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

K.  COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

THE ACCUMULATION UNIT. Each net purchase payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Series. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for a Sub-Account's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.40% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate. The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see "ANNUITY BENEFIT PAYMENTS" in the SAI.

THE ANNUITY UNIT. On and after the Annuity Date the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first monthly annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date the first annuity benefit payment is due. Currently, variable annuity benefit payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Policy provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied value (Accumulated Value applied under a specific annuity option to provide annuity income payments, minus any applicable premium tax). The annuity rates in the Policy are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "J. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable Annuity Benefit Payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first monthly annuity benefit payment under a life contingency or a non-commutable period certain option of at least a ten-year option is determined by multiplying (1) the Accumulated Value applied under that option (after deduction for premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For any commutable period certain options and for non-commutable period certain options the Surrender Value less any premium tax is applied. The dollar amount of the first monthly variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. In each subsequent month, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first payment, the dollar amount of each monthly variable annuity payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount monthly annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Policy.

It should be recognized that the following discussion of federal income tax aspects of amounts received under variable annuity policies is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

The Company intends to make a charge for any effect which the income, assets, or existence of the Policy, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance policies under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity policy are diversified adequately if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a policy, for any taxable year of the owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A.  QUALIFIED AND NON-QUALIFIED POLICIES

From a federal tax viewpoint there are two types of variable annuity policies:
"qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B.  TAXATION OF THE POLICIES IN GENERAL

The Company believes that the Policy described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity policy under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Policy's Accumulated Value is not taxable to the Owner until it is withdrawn from the Policy. If the Policy is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Policy will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity policy prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the policy over the taxpayer's "investment in the policy." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Policy" is the total of all payments to the Policy which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same owner during a single calendar year be treated as one policy in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the annuitant dies before the cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2. or if the withdrawal follows the death of the Owner (or, if the owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity policies owned by "non-natural persons" (e.g., a corporation) are not treated as annuity policies for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity policies purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity policy under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity policies. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified policies and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified policies. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Policy made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity policy used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity policy for use in funding a qualified plan, more specific information should be obtained.

A qualified Policy may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to a non-qualified Owner. Individuals purchasing a qualified Policy should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Policy as described in this Prospectus. See "Right to Revoke All Other Policies."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA policies should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the policies.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA policy after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA policy issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                        LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Series. The Company will also furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information required by applicable law, rules and regulations.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Series are no longer available for investment or if, in the Company's judgment further investment in any Underlying Series should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Series and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Series or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Series are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance Owners or variable annuity Owners. Although the Company and the Fund do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the Trustees of the Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Policy to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from Separate Account VA-K or Sub-Account to another of the Company's separate accounts or sub-accounts having assets of the same class, (2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act, and (4) to substitute the shares of any other registered investment company for the Underlying Series shares held by a Sub-Account, in the event that Underlying Series shares are unavailable for investment, or if the Company determines that further investment in such Underlying Series shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account or of the Sub-Accounts.

                                 VOTING RIGHTS

The Company will vote Underlying Series shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Series, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Series.

During the accumulation period, the number of Underlying Series shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Series share.

During the annuity period, the number of Underlying Series shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Series share. Ordinarily, the Annuitant's voting interest in the Underlying Series will decrease as the reserve for the variable annuity is depleted.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation. Including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity Policy and the General Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT OF THE COMPANY ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account, where available, become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account, where available. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest.

Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than seven full Policy years.

If the Policy was issued in Maryland on Form No. A3022-93, the following surrender charge table applies to monies in the General Account, rather than the surrender charge table shown in "CHARGES AND DEDUCTION," "A. Contingent Deferred Sales Charge" (which applies to monies in the Separate Account):

  YEARS FROM     CHARGE AS PERCENTAGE OF
DATE OF PAYMENT  NEW PAYMENTS WITHDRAWN
---------------  -----------------------
      0-3                  7%
       4                   6%
       5                   5%
       6                   4%
       7                   3%
       8                   2%
       9                   1%
  More Than 9           No Charge

                                   APPENDIX B
               INFORMATION APPLICABLE ONLY TO POLICY NO. A3019-92
                             (AND STATE VARIATIONS)

If the Policy is issued on Form No. A3019-92, or a state variation thereof ("Delaware Medallion I), the Policy is substantially similar to the Policies described in this Prospectus ("Delaware Medallion II"), except as follows:

1. The minimum interest rate credited to amounts allocated to the General Account respecting Delaware Medallion II is 3% compounded annually. For Delaware Medallion I, the minimum interest rate guarantees are 5% for the first five Policy years, 4% for the next five Policy years, and 3.5% thereafter.

2. The guaranteed death benefit under Delaware Medallion II is reduced proportionally to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals). Under Delaware Medallion I, partial withdrawals are subtracted from the guaranteed death benefit. Additionally, the stepped-up death benefit applies to the most recent fifth year Policy anniversary for Delaware Medallion II and applies to the most recent seventh year Policy anniversary for the Delaware Medallion I.

3.  Under Delaware Medallion II, the Free Withdrawal Amount is the greater of
(1) cumulative earnings (Accumulated Value as of the most recent Valuation Date reduced by total gross payments not previously redeemed), (2) 10% of the Accumulated Value as of the most recent Valuation Date, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied, or (3) the life expectancy distribution, if applicable. The Free Withdrawal Amount for Delaware Medallion II is first deducted from cumulative earnings, and any excess will be deemed withdrawn on a LIFO basis.

Under Delaware Medallion I, the Free Withdrawal Amount is the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Free Withdrawal Amount for Delaware Medallion I is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting (LIFO or last-in-first-out method in New Jersey).

4. If you surrender the Policy or annuitize under a period certain option at the end of one, three or five years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets, are the same in years one and ten as shown in the expense example (a) under "ANNUAL AND TRANSACTION EXPENSES" but may be one to two dollars higher in years three and five due to differences in the Free

Withdrawal calculation. The expense numbers for years three and five under Delaware Medallion I are as follows:

FUND                                                                3 YEARS      5 YEARS
----------------------------------------------------------------  -----------  -----------
Decatur Total Return Series.....................................   $     135    $     165
Devon Series....................................................   $     137    $     170
DelCap Series...................................................   $     139    $     172
Social Awareness Series.........................................   $     139    $     172
REIT Series.....................................................   $     139    $     172
Small Cap Value Series..........................................   $     139    $     172
Trend Series....................................................   $     139    $     172
International Equity Series.....................................   $     140    $     174
Emerging Markets Series.........................................   $     157    $     203
Delaware Series.................................................   $     134    $     163
Convertible Securities Series...................................   $     139    $     172
Delchester Series...............................................   $     135    $     165
Capital Reserves Series.........................................   $     136    $     167
Strategic Income Series.........................................   $     137    $     170
Cash Reserve Series.............................................   $     133    $     162
Global Bond Series..............................................   $     139    $     172

The numbers in example (b) are the same for both Delaware Medallion I and II.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        STATEMENT OF ADDITIONAL INFORMATION

                                         OF

           INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                  SUB-ACCOUNTS OF

                               SEPARATE ACCOUNT VA-K

              INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SEPARATE ACCOUNT VA-K, DATED MAY 1, 1998 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-2124.

                                 DATED MAY 1, 1998

                                  TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
  AND THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ANNUITY BENEFIT PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . 4

EXCHANGE OFFER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 8

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . F-1


                           GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") established by vote of its Board of Directors on November 1, 1990. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1997, the Company had over $9.4 billion in assets and over $26.6 billion of life insurance in force.



Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1997, First Allmerica and its subsidiaries (including the Company) had over $16.3 billion in combined assets and over $43.8 billion in life insurance in force.



Currently, 16 Sub-Accounts of the Variable Account are available under the Delaware Medallion III contract (the "Contract") and Delaware Medallion I and II contracts (Forms A3019-92 and A3021-93), two predecessor contracts no longer being sold. (Delaware Medallion I, II and III are referred to collectively as "the contracts"). Each Sub-Account invests in a corresponding investment portfolio of Delaware Group Premium Fund, Inc. (the "Fund"). The series are managed by Delaware Management Company, Inc. (except for the International Equity Series, Emerging Markets Series and Global Bond Series which are managed by Delaware

International Advisers, LTD.).



The Fund is an open-end, diversified management investment company. Sixteen different investment series of the Fund are available under the Contract: the Decatur Total Return Series (formerly Equity-Income Series), Delchester Series (formerly High Yield Series), Capital Reserve Series, Cash Reserve Series (formerly Money Market Series), Growth Series, Delaware Series (formerly Strategy Series), Small Cap Value Series (formerly Value Series), Trend Series (formerly Emerging Growth Series), Global Bond Series, International Equity Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, REIT Series, and Social Awareness Series (formerly Quantum Series) (the "Underlying Series"). Each Underlying Series has its own investment objectives and certain attendant risks.


                           TAXATION OF THE CONTRACT, THE
                          VARIABLE ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                       SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Series shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Series shares is reflected on the records of the Underlying Series and is not represented by any transferable stock certificates.



EXPERTS. The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements of the Separate Account VA-K -- Delaware Medallion of the Company as of December 31, 1997 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                     UNDERWRITERS


Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company, and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.


The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% is paid to Delaware Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Delaware Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.


The aggregate amounts of commissions paid to Delaware Distributors, Inc. and to independent broker-dealers, respectively, for sales of contracts funded by Separate Account VA-K investing solely in one or more of the Underlying Series was $2,590,201.63 and $21,355,342.19 in 1997, $913,045.90 and $7,560,561.53 in
1996 and $495,561.71 and $4,278,212.71 in 1995. Sales of these contracts began in 1992.



Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


                               ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . .$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . .$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital losses . . .$1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3)
     divided by (2). . . . . . . . . . . . . . . . . . . . . . . . . .0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum) . . . . . .0.000039

(6)  Net Investment Rate (4)  - (5). . . . . . . . . . . . . . . . . .0.000296

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . .000296

(8)  Accumulation Unit Value -- Current Period (1) x (7) . . . . . .$ 1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                                    EXCHANGE OFFER

A.   VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of the Company's Elective Payment Variable Annuity contracts issued on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract" To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.


CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.


CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

B.   FIXED ANNUITY EXCHANGE OFFER

This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Underlying Series to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Series. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.   EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                               PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Series and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.


TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specific period, reduced by the Sub-Account's asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             (n)
     P(1 + T)    = ERV

     Where:                 P    =    a hypothetical initial payment to the
                                      Variable Account of $1,000

                            T    =    average annual total return

                            n    =    number of years

                          ERV    =    the ending redeemable value of the $1,000
                                      payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets
of the Sub-Account.   This charge is 1.40% on an annual basis.   The calculation
of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                   CONTRACT FORM A3019-92 (DELAWARE MEDALLION I)
                        AND A3021-93 (DELAWARE MEDALLION II)
                 --------------------------------------------------
                       (NO GUARANTEE PERIOD ACCOUNT OPTIONS)

                    YEARS FROM DATE OF            CHARGE AS PERCENTAGE OF
                    PAYMENT TO DATE OF             NEW PURCHASE PAYMENTS
                        WITHDRAWAL                      WITHDRAWN*
                           0-3                              7%
                            4                               6%
                            5                               5%
                            6                               4%
                            7                               3%
                        Thereafter                          0%


                  CONTRACT FORM A3025-96 (DELAWARE MEDALLION III)
                 --------------------------------------------------
                      (WITH GUARANTEE PERIOD ACCOUNT OPTIONS)

                    YEARS FROM DATE OF            CHARGE AS PERCENTAGE OF
                    PAYMENT TO DATE OF             NEW PURCHASE PAYMENTS
                        WITHDRAWAL                      WITHDRAWN*
                           0-1                              7%
                            2                               6%
                            3                               5%
                            4                               4%
                            5                               3%
                            6                               2%
                            7                               1%
                        Thereafter                          0%

* Subject to the maximum limit described in the Prospectus.


No contingent deferred sales charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the contingent deferred sales charge.


The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

             (n)
     P(1 + T)    = EV

     Where:                 P    =    a hypothetical initial payment to the
                                      Variable Account of $1,000

                            T    =    average annual total return

                            n    =    number of years

                           EV    =    the ending value of the $1,000 payment at
                                      the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.

The calculations of Supplemental Total Return include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1997:

               Yield                    4.28%
               Effective Yield          4.37%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                (365/7)
     Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.


                                 FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account VA-K.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 REVENUES
   Premiums.....................................  $ 22.8      $ 32.7
     Universal life and investment product
       policy fees..............................   212.2       176.2
     Net investment income......................   164.2       171.7
     Net realized investment gains (losses).....     2.9        (3.6)
     Other income...............................     1.4         0.9
                                                  ---------   ---------
         Total revenues.........................   403.5       377.9
                                                  ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   187.8       192.6
     Policy acquisition expenses................     2.8        49.9
     Loss from cession of disability income
       business.................................    53.9         --
     Other operating expenses...................   101.3        86.6
                                                  ---------   ---------
         Total benefits, losses and expenses....   345.8       329.1
                                                  ---------   ---------
 Income before federal income taxes.............    57.7        48.8
                                                  ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................    13.9        26.9
     Deferred...................................     7.1        (9.8)
                                                  ---------   ---------
         Total federal income tax expense.......    21.0        17.1
                                                  ---------   ---------
 Net income.....................................  $ 36.7      $ 31.7
                                                  ---------   ---------
                                                  ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1997         1996
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $1,402.5     $1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................      54.0         41.5
     Mortgage loans......................................     228.2        221.6
     Real estate.........................................      12.0         26.1
     Policy loans........................................     140.1        131.7
     Other long term investments.........................      20.3          7.9
                                                           ----------   ----------
         Total investments...............................   1,857.1      2,126.8
                                                           ----------   ----------
   Cash and cash equivalents.............................      31.1         18.8
   Accrued investment income.............................      34.2         37.7
   Deferred policy acquisition costs.....................     765.3        632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................     251.1         81.5
   Other assets..........................................      10.7          8.2
   Separate account assets...............................   7,567.3      4,524.0
                                                          ----------   ----------
         Total assets.................................... $10,516.8     $7,429.7
                                                          ----------   ----------
                                                          ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $2,097.3     $2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................      18.5         16.1
     Unearned premiums...................................       1.8          2.7
     Contractholder deposit funds and other policy
       liabilities.......................................      32.5         32.8
                                                          ----------   ----------
         Total policy liabilities and accruals...........   2,150.1      2,222.9
                                                          ----------   ----------
   Expenses and taxes payable............................      77.6         77.3
   Reinsurance premiums payable..........................       4.9          --
   Deferred federal income taxes.........................      75.9         60.2
   Separate account liabilities..........................   7,567.3      4,523.6
                                                          ----------   ----------
         Total liabilities...............................   9,875.8      6,884.0
                                                          ----------   ----------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................       2.5          2.5
   Additional paid in capital............................     386.9        346.3
   Unrealized appreciation on investments, net...........      38.5         20.5
   Retained earnings.....................................     213.1        176.4
                                                           ----------   ----------
         Total shareholder's equity......................     641.0        545.7
                                                          ----------   ----------
         Total liabilities and shareholder's equity...... $10,516.8     $7,429.7
                                                          ----------   ----------
                                                          ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 COMMON STOCK
     Balance at beginning of period.............  $  2.5      $  2.5
     Issued during year.........................     --          --
                                                  ---------   ---------
     Balance at end of period...................     2.5         2.5
                                                  ---------   ---------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............   346.3       324.3
     Contribution from Parent...................    40.6        22.0
                                                 ---------   ---------
     Balance at end of period...................   386.9       346.3
                                                 ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of period.............   176.4       144.7
     Net income.................................    36.7        31.7
                                                 ---------   ---------
     Balance at end of period...................   213.1       176.4
                                                 ---------   ---------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............    20.5        23.8
     Net appreciation (depreciation) on
       available for sale securities............    27.0        (5.1)
     (Provision) benefit for deferred federal
       income taxes.............................    (9.0)        1.8
                                                 ---------   ---------
     Balance at end of period...................    38.5        20.5
                                                 ---------   ---------
         Total shareholder's equity.............  $641.0      $545.7
                                                 ---------   ---------
                                                 ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    1997         1996
 --------------------------------------------  ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  36.7      $  31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (2.9)         3.6
         Net amortization and depreciation...      --           3.5
         Loss from cession of disability
           income business...................     53.9          --
         Deferred federal income taxes.......      7.1         (9.8)
         Payment related to cession of
           disability income business........   (207.0)         --
         Change in deferred acquisition
           costs.............................   (181.3)       (66.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      3.9         (0.2)
         Change in accrued investment
           income............................      3.5          1.2
         Change in policy liabilities and
           accruals, net.....................    (72.4)       (39.9)
         Change in reinsurance receivable....     22.1         (1.5)
         Change in expenses and taxes
           payable...........................      0.2         32.3
         Separate account activity, net......      0.4         10.5
         Other, net..........................     (7.5)        (0.2)
                                               ----------   ----------
             Net used in operating
               activities....................   (343.3)       (35.6)
                                               ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    909.7        809.4
     Proceeds from disposals of equity
       securities............................      2.4          1.5
     Proceeds from disposals of other
       investments...........................     23.7         17.4
     Proceeds from mortgages matured or
       collected.............................     62.9         34.0
     Purchase of available-for-sale fixed
       maturities............................   (579.7)      (795.8)
     Purchase of equity securities...........     (3.2)       (13.2)
     Purchase of other investments...........    (79.4)       (36.2)
     Other investing activities, net.........      --          (2.0)
                                               ----------   ----------
         Net cash provided by investing
           activities........................    336.4         15.1
                                               ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................     19.2         22.0
                                               ----------   ----------
         Net cash provided by financing
           activities........................     19.2         22.0
                                               ----------   ----------
 Net change in cash and cash equivalents.....     12.3          1.5
 Cash and cash equivalents, beginning of
  period.....................................     18.8         17.3
                                               ----------   ----------
 Cash and cash equivalents, end of period....  $  31.1      $  18.8
                                               ----------   ----------
                                               ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $   --       $   3.4
     Income taxes paid.......................  $   5.4      $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1997
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31,                              AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......   $    6.3      $  .5      $--       $    6.8
States and political subdivisions.......        2.8         .2       --            3.0
Foreign governments.....................       50.1        2.0       --           52.1
Corporate fixed maturities..............    1,147.5       58.7        3.3      1,202.9
Mortgage-backed securities..............      133.8        5.2        1.3        137.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,340.5      $66.6      $ 4.6     $1,402.5
                                          ----------   --------   ---------   --------
Equity securities.......................   $   34.4      $19.9      $ 0.3     $   54.0
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

                                                              1996
                                          --------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1997
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------
Due in one year or less.....................................  $   63.0   $   63.5
Due after one year through five years.......................     328.8      343.9
Due after five years through ten years......................     649.5      679.9
Due after ten years.........................................     299.2      315.2
                                                              ---------  ---------
Total.......................................................  $1,340.5   $1,402.5
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                               PROCEEDS
                                                                 FROM
FOR THE YEARS ENDED DECEMBER 31,                              VOLUNTARY        GROSS       GROSS
(IN MILLIONS)                                                   SALES          GAINS       LOSSES
------------------------------------------------------------  ----------      ------       ------
1997
Fixed maturities............................................    $702.9         $ 11.4      $  5.0
Equity securities...........................................    $  1.3         $  0.5      $ --

1996
Fixed maturities............................................    $496.6         $  4.3      $  8.3
Equity securities...........................................    $  1.5         $  0.4      $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................    $ 12.7         $  7.8        $ 20.5
Net appreciation on available-for-sale securities...........      24.3           12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)          --            (9.8)
Provision for deferred federal income taxes.................      (5.1)          (3.9)         (9.0)
                                                              ----------        -----        ------
                                                                   9.4            8.6          18.0
                                                              ----------        -----        ------
Net appreciation, end of year...............................    $ 22.1         $ 16.4        $ 38.5
                                                              ----------        -----        ------
                                                              ----------        -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------    ------
Net appreciation, beginning of year.........................    $ 20.4         $  3.4        $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)           6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0           --             9.0
Benefit (provision) for deferred federal income taxes.......       4.1           (2.3)          1.8
                                                              ----------        -----        ------
                                                                  (7.7)           4.4          (3.3)
                                                              ----------        -----        ------
Net appreciation, end of year...............................    $ 12.7         $  7.8        $ 20.5
                                                              ----------        -----        ------
                                                              ----------        -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Mortgage loans..............................................    $228.2       $221.6
Real estate:
  Held for sale.............................................      12.0         26.1
  Held for production of income.............................      --           --
                                                              ----------     ------
    Total real estate.......................................    $ 12.0       $ 26.1
                                                              ----------     ------
Total mortgage loans and real estate........................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Property type:
  Office building...........................................    $101.7       $ 86.1
  Residential...............................................      19.3         39.0
  Retail....................................................      42.2         55.9
  Industrial/warehouse......................................      61.9         52.6
  Other.....................................................      24.5         25.3
  Valuation allowances......................................      (9.4)       (11.2)
                                                              ----------     ------
Total.......................................................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------
Geographic region:
  South Atlantic............................................    $ 68.7       $ 72.9
  Pacific...................................................      56.6         37.0
  East North Central........................................      61.4         58.3
  Middle Atlantic...........................................      29.8         35.0
  West South Central........................................       6.9          5.7
  New England...............................................      12.4         21.9
  Other.....................................................      13.8         28.1
  Valuation allowances......................................      (9.4)       (11.2)
                                                              ----------     ------
Total.......................................................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                                    BALANCE AT
(IN MILLIONS)                                                 JANUARY 1      ADDITIONS      DEDUCTIONS      DECEMBER 31
------------------------------------------------------------  ----------   -------------   -------------   -------------
1997
Mortgage loans..............................................  $  9.5         $  1.1          $  1.2          $  9.4
Real estate.................................................     1.7            3.7             5.4            --
                                                               -----            ---             ---           -----
    Total...................................................  $ 11.2         $  4.8          $  6.6          $  9.4
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

1996
Mortgage loans..............................................  $ 12.5         $  4.5          $  7.5          $  9.5
Real estate.................................................     2.1           --               0.4             1.7
                                                               -----            ---             ---           -----
    Total...................................................  $ 14.6         $  4.5          $  7.9          $ 11.2
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................  $130.0         $137.2
Mortgage loans..............................................    20.4           22.0
Equity securities...........................................     1.3            0.7
Policy loans................................................    10.8           10.2
Real estate.................................................     3.9            6.2
Other long-term investments.................................     1.0            0.8
Short-term investments......................................     1.4            1.4
                                                              --------       ------
Gross investment income.....................................   168.8          178.5
Less investment expenses....................................    (4.6)          (6.8)
                                                              --------       ------
Net investment income.......................................  $164.2         $171.7
                                                              --------       ------
                                                              --------       ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $  3.0       $ (3.3)
Mortgage loans..............................................      (1.1)        (3.2)
Equity securities...........................................       0.5          0.3
Real estate.................................................      (1.5)         2.5
Other.......................................................       2.0          0.1
                                                              ----------     ------
Net realized investment losses..............................    $  2.9       $ (3.6)
                                                              ----------     ------
                                                              ----------     ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1997                    1996
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   31.1    $   31.1    $   18.8    $   18.8
  Fixed maturities..........................................   1,402.5     1,402.5     1,698.0     1,698.0
  Equity securities.........................................      54.0        54.0        41.5        41.5
  Mortgage loans............................................     228.2       239.8       221.6       229.3
  Policy loans..............................................     140.1       140.1       131.7       131.7
  Reinsurance receivables...................................     251.1       251.1        72.5        72.5
                                                              ---------   ---------   ---------   ---------
                                                              $2,107.0    $2,118.6    $2,184.1    $2,191.8
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0       850.6       910.2       885.9
  Supplemental contracts without life contingencies.........      15.3        15.3        15.9        15.9
  Other individual contract deposit funds...................       0.3         0.3         0.3         0.3
                                                              ---------   ---------   ---------   ---------
                                                              $  891.6    $  866.2    $  926.4    $  902.1
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------      ------
Federal income tax expense (benefit)
  Current...................................................  $ 13.9         $ 26.9
  Deferred..................................................     7.1           (9.8)
                                                               -----          -----
Total.......................................................  $ 21.0         $ 17.1
                                                               -----          -----
                                                               -----          -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Deferred tax (assets) liabilitie
  Loss reserves.............................................   $(175.8)       $(137.0)
  Deferred acquisition costs................................     226.4          186.9
  Investments, net..........................................      27.0           14.2
  Bad debt reserve..........................................      (2.0)          (1.1)
  Other, net................................................       0.3           (2.8)
                                                              ----------   -------------
  Deferred tax liability, net...............................    $ 75.9         $ 60.2
                                                              ----------   -------------
                                                              ----------   -------------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Insurance premiums:
  Direct....................................................  $ 48.8         $ 53.3
  Assumed...................................................     2.6            3.1
  Ceded.....................................................   (28.6)         (23.7)
                                                             --------        ------
Net premiums................................................  $ 22.8         $ 32.7
                                                             --------        ------
                                                             --------        ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $226.0         $206.4
  Assumed...................................................     4.2            4.5
  Ceded.....................................................   (42.4)         (18.3)
                                                             --------        ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $187.8         $192.6
                                                             --------        ------
                                                             --------        ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Balance at beginning of year................................    $632.7       $555.7
  Acquisition expenses deferred.............................     184.1        116.6
  Amortized to expense during the year......................     (53.0)       (49.9)
  Adjustment to equity during the year......................     (10.2)        10.3
  Adjustment for cession of disability income insurance.....     (38.6)         --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........      50.3          --
                                                              ----------     ------
Balance at end of year......................................    $765.3       $632.7
                                                              ----------     ------
                                                              ----------     ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Statutory net income........................................    $ 31.5       $  5.4
Statutory Surplus...........................................    $307.1       $234.0
                                                              ----------     ------
                                                              ----------     ------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of the Separate Account VA-K -- Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum) constituting the Separate Account VA-K -- Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Fund, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

March 25, 1998

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                 DECATUR                     CAPITAL       CASH
                                              TOTAL RETURN*   DELCHESTER*   RESERVES     RESERVE*      DELCAP*      DELAWARE*
                                              -------------   -----------  -----------  -----------  ------------  ------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
  Premium Fund, Inc.........................  $276,184,391    $93,731,929  $26,640,341  $27,977,639  $104,414,571  $118,399,235
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...            --             --        1,214           87            --           459
                                              -------------   -----------  -----------  -----------  ------------  ------------
  Total assets..............................   276,184,391     93,731,929   26,641,555   27,977,726   104,414,571   118,399,694

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...         2,054             52           --           --             2            --
                                              -------------   -----------  -----------  -----------  ------------  ------------
  Net assets................................  $276,182,337    $93,731,877  $26,641,555  $27,977,726  $104,414,569  $118,399,694
                                              -------------   -----------  -----------  -----------  ------------  ------------
                                              -------------   -----------  -----------  -----------  ------------  ------------

Net asset distribution by category:
  Qualified variable annuity policies.......  $ 64,786,449    $22,918,416  $ 5,922,252  $ 6,202,784  $ 26,323,893  $ 29,887,406
  Non-qualified variable annuity policies...   211,395,888     70,813,461   20,719,303   21,774,942    78,090,676    88,512,288
                                              -------------   -----------  -----------  -----------  ------------  ------------
                                              $276,182,337    $93,731,877  $26,641,555  $27,977,726  $104,414,569  $118,399,694
                                              -------------   -----------  -----------  -----------  ------------  ------------
                                              -------------   -----------  -----------  -----------  ------------  ------------

Qualified units outstanding, December 31,
  1997......................................    26,626,049     13,871,907    4,498,059    5,324,036    14,376,549    14,832,452
Net asset value per qualified unit, December
  31, 1997..................................  $   2.433198    $  1.652146  $  1.316624  $  1.165053  $   1.831030  $   2.015001
Non-qualified units outstanding, December
  31, 1997..................................    86,879,854     42,861,503   15,736,689   18,690,087    42,648,496    43,926,672
Net asset value per non-qualified unit,
  December 31, 1997.........................  $   2.433198    $  1.652146  $  1.316624  $  1.165053  $   1.831030  $   2.015001

                                              INTERNATIONAL
                                                 EQUITY          VALUE       TREND*
                                              -------------   -----------  -----------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
  Premium Fund, Inc.........................   $79,045,202    $83,216,792  $59,169,434
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...            --             --           --
                                              -------------   -----------  -----------
  Total assets..............................    79,045,202     83,216,792   59,169,434
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           220             --           --
                                              -------------   -----------  -----------
  Net assets................................   $79,044,982    $83,216,792  $59,169,434
                                              -------------   -----------  -----------
                                              -------------   -----------  -----------
Net asset distribution by category:
  Qualified variable annuity policies.......   $19,177,515    $18,870,533  $15,110,245
  Non-qualified variable annuity policies...    59,867,467     64,346,259   44,059,189
                                              -------------   -----------  -----------
                                               $79,044,982    $83,216,792  $59,169,434
                                              -------------   -----------  -----------
                                              -------------   -----------  -----------
Qualified units outstanding, December 31,
  1997......................................    11,842,709      9,811,927    8,492,728
Net asset value per qualified unit, December
  31, 1997..................................   $  1.619352    $  1.923224  $  1.779198
Non-qualified units outstanding, December
  31, 1997..................................    36,970,014     33,457,496   24,763,511
Net asset value per non-qualified unit,
  December 31, 1997.........................   $  1.619352    $  1.923224  $  1.779198

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                            STRATEGIC                 EMERGING   CONVERTIBLE
                                              GLOBAL BOND     INCOME       DEVON      MARKETS    SECURITIES     QUANTUM
                                              -----------   ----------  -----------  ----------  -----------   ----------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
  Premium Fund, Inc.........................  $4,351,550    $5,662,139  $14,611,298  $3,998,485  $1,492,853    $5,743,342
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...          --            --           --          --          --            --
                                              -----------   ----------  -----------  ----------  -----------   ----------
  Total assets..............................   4,351,550     5,662,139   14,611,298   3,998,485   1,492,853     5,743,342

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...          --            --           --          --          --            --
                                              -----------   ----------  -----------  ----------  -----------   ----------
  Net assets................................  $4,351,550    $5,662,139  $14,611,298  $3,998,485  $1,492,853    $5,743,342
                                              -----------   ----------  -----------  ----------  -----------   ----------
                                              -----------   ----------  -----------  ----------  -----------   ----------

Net asset distribution by category:
  Qualified variable annuity policies.......  $  858,608    $1,065,078  $ 3,453,637  $1,161,559  $  255,393    $2,118,630
  Non-qualified variable annuity policies...   3,492,942     4,597,061   11,157,661   2,836,926   1,237,460     3,624,712
                                              -----------   ----------  -----------  ----------  -----------   ----------
                                              $4,351,550    $5,662,139  $14,611,298  $3,998,485  $1,492,853    $5,743,342
                                              -----------   ----------  -----------  ----------  -----------   ----------
                                              -----------   ----------  -----------  ----------  -----------   ----------

Qualified units outstanding, December 31,
  1997......................................     779,297     1,012,240    2,738,222   1,320,270     220,882     1,665,385
Net asset value per qualified unit, December
  31, 1997..................................  $ 1.101772    $ 1.052199  $  1.261270  $ 0.879789  $ 1.156243    $ 1.272156
Non-qualified units outstanding, December
  31, 1997..................................   3,170,294     4,369,003    8,846,371   3,224,552   1,070,242     2,849,268
Net asset value per non-qualified unit,
  December 31, 1997.........................  $ 1.101772    $ 1.052199  $  1.261270  $ 0.879789  $ 1.156243    $ 1.272156

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                            DECATUR                   CAPITAL
                                                                                         TOTAL RETURN*  DELCHESTER*  RESERVES
                                                                                         -------------  -----------  ---------
INVESTMENT INCOME:
  Dividends............................................................................  $ 4,158,362    $6,944,014   $1,599,356
                                                                                        -------------  -----------   ----------

EXPENSES (NOTE 4):
  Mortality and expense risk fees......................................................    2,451,690      941,250       313,520
  Administrative expense fees..........................................................      303,018      116,334        38,749
                                                                                        -------------  -----------   ----------
    Total expenses.....................................................................    2,754,708    1,057,584       352,269
                                                                                        -------------  -----------   ----------

  Net investment income (loss).........................................................    1,403,654    5,886,430     1,247,087
                                                                                        -------------  -----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..................................   11,082,819           --           --
  Net realized gain (loss) from sales of investments...................................    1,824,726      188,009      (133,028)
                                                                                        -------------  -----------   ----------
    Net realized gain (loss)...........................................................   12,907,545      188,009      (133,028)
  Net unrealized gain (loss)...........................................................   33,563,598    2,650,381       395,201
                                                                                        -------------  -----------   ----------
    Net realized and unrealized gain (loss)............................................   46,471,143    2,838,390       262,173
                                                                                        -------------  -----------   ----------
    Net increase (decrease) in net assets from operations..............................  $47,874,797    $8,724,820   $1,509,260
                                                                                        -------------  -----------   ----------
                                                                                        -------------  -----------   ---------

                                                                                           CASH
                                                                                         RESERVE*     DELCAP*    DELAWARE*
                                                                                         ---------   ----------  ----------
INVESTMENT INCOME:
  Dividends............................................................................   $1,361,016  $       --  $ 2,301,238
                                                                                          ----------  ----------  -----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees......................................................      338,306   1,100,795    1,116,089
  Administrative expense fees..........................................................       41,814     136,053      137,944
                                                                                          ---------- -----------  -----------
    Total expenses.....................................................................      380,120   1,236,848    1,254,033
                                                                                          ---------- -----------  -----------
  Net investment income (loss).........................................................      980,896  (1,236,848)   1,047,205
                                                                                          ---------- ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..................................           --   4,097,064    4,313,867
  Net realized gain (loss) from sales of investments...................................           --     853,448      766,387
                                                                                          ---------- -----------  -----------
    Net realized gain (loss)...........................................................           --   4,950,512    5,080,254
  Net unrealized gain (loss)...........................................................           --   7,541,834   14,032,322
                                                                                          ---------- -----------  -----------
    Net realized and unrealized gain (loss)............................................           --  12,492,346   19,112,576
                                                                                          ---------- -----------  -----------
    Net increase (decrease) in net assets from operations..............................    $ 980,896 $11,255,498  $20,159,781
                                                                                          ---------- -----------  -----------
                                                                                          ---------- -----------  -----------

                                                                                         INTERNATIONAL
                                                                                            EQUITY       VALUE
                                                                                         ------------  ----------
INVESTMENT INCOME:
  Dividends............................................................................   $1,809,863   $   193,121
                                                                                         ------------  -----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees......................................................      838,686       619,623
  Administrative expense fees..........................................................      103,658        76,582
                                                                                         ------------  -----------
    Total expenses.....................................................................      942,344       696,205
                                                                                         ------------  -----------
  Net investment income (loss).........................................................      867,519      (503,084)
                                                                                         ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..................................           --     1,632,754
  Net realized gain (loss) from sales of investments...................................    1,086,958       440,827
                                                                                         ------------  -----------
    Net realized gain (loss)...........................................................    1,086,958     2,073,581
  Net unrealized gain (loss)...........................................................     (207,547)   11,414,705
                                                                                         ------------  -----------
    Net realized and unrealized gain (loss)............................................      879,411    13,488,286
                                                                                         ------------  -----------
    Net increase (decrease) in net assets from operations..............................   $1,746,930   $12,985,202
                                                                                         ------------  -----------
                                                                                         ------------  -----------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                      TREND*    GLOBAL BOND
                                                                                                     ---------  ------------
INVESTMENT INCOME:
  Dividends........................................................................................  $ 118,730   $   107,550
                                                                                                     ---------  ------------

EXPENSES (NOTE 4):
  Mortality and expense risk fees..................................................................    550,964       33,939
  Administrative expense fees......................................................................     68,097        4,194
                                                                                                     ---------  ------------
    Total expenses.................................................................................    619,061       38,133
                                                                                                     ---------  ------------

  Net investment income (loss).....................................................................   (500,331)      69,417
                                                                                                     ---------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..............................................    427,430        8,738
  Net realized gain (loss) from sales of investments...............................................    461,748       (4,984)
                                                                                                     ---------  ------------
    Net realized gain (loss).......................................................................    889,178        3,754
  Net unrealized gain (loss).......................................................................  7,695,169      (41,472)
                                                                                                     ---------  ------------
    Net realized and unrealized gain (loss)........................................................  8,584,347      (37,718)
                                                                                                     ---------  ------------
    Net increase (decrease) in net assets from operations..........................................  $8,084,016  $   31,699
                                                                                                     ---------  ------------
                                                                                                     ---------  ------------

                                                                                                      STRATEGIC
                                                                                                      INCOME**     DEVON**
                                                                                                     -----------  ---------
INVESTMENT INCOME:
  Dividends........................................................................................   $      --   $       --
                                                                                                     -----------  ----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees..................................................................      18,875       49,913
  Administrative expense fees......................................................................       2,333        6,169
                                                                                                     -----------  ----------
    Total expenses.................................................................................      21,208       56,082
                                                                                                     -----------  ----------
  Net investment income (loss).....................................................................     (21,208)     (56,082)
                                                                                                     -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..............................................          --           --
  Net realized gain (loss) from sales of investments...............................................      14,572       21,536
                                                                                                     -----------  ----------
    Net realized gain (loss).......................................................................      14,572       21,536
  Net unrealized gain (loss).......................................................................      69,661    1,105,203
                                                                                                     -----------  ----------
    Net realized and unrealized gain (loss)........................................................      84,233    1,126,739
                                                                                                     -----------  ----------
    Net increase (decrease) in net assets from operations..........................................   $  63,025   $1,070,657
                                                                                                     -----------  ----------
                                                                                                     -----------  ----------

                                                                                                      EMERGING    CONVERTIBLE
                                                                                                      MARKETS**   SECURITIES**
                                                                                                     -----------  -----------
INVESTMENT INCOME:
  Dividends........................................................................................   $      --    $      --
                                                                                                     -----------  -----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees..................................................................      19,357        4,720
  Administrative expense fees......................................................................       2,393          583
                                                                                                     -----------  -----------
    Total expenses.................................................................................      21,750        5,303
                                                                                                     -----------  -----------
  Net investment income (loss).....................................................................     (21,750)      (5,303)
                                                                                                     -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..............................................          --           --
  Net realized gain (loss) from sales of investments...............................................     (35,769)       4,255
                                                                                                     -----------  -----------
    Net realized gain (loss).......................................................................     (35,769)       4,255
  Net unrealized gain (loss).......................................................................    (605,410)      46,234
                                                                                                     -----------  -----------
    Net realized and unrealized gain (loss)........................................................    (641,179)      50,489
                                                                                                     -----------  -----------
    Net increase (decrease) in net assets from operations..........................................   $(662,929)   $  45,186
                                                                                                     -----------  -----------
                                                                                                     -----------  -----------


                                                                                                      QUANTUM**
                                                                                                     -----------
INVESTMENT INCOME:
  Dividends........................................................................................   $      --
                                                                                                     -----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees..................................................................      18,885
  Administrative expense fees......................................................................       2,334
                                                                                                     -----------
    Total expenses.................................................................................      21,219
                                                                                                     -----------
  Net investment income (loss).....................................................................     (21,219)
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors..............................................          --
  Net realized gain (loss) from sales of investments...............................................        (157)
                                                                                                     -----------
    Net realized gain (loss).......................................................................        (157)
  Net unrealized gain (loss).......................................................................     357,646
                                                                                                     -----------
    Net realized and unrealized gain (loss)........................................................     357,489
                                                                                                     -----------
    Net increase (decrease) in net assets from operations..........................................   $ 336,270
                                                                                                     -----------
                                                                                                     -----------

* Name changed. See Note 1.
** For the period 5/1/97 (date of initial investment) to 12/31/97

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECATUR TOTAL RETURN*           DELCHESTER*             CAPITAL RESERVES
                                    YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                             -------------------------  -------------------------  ------------------------
                                 1997         1996          1997         1996         1997         1996
                             ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $  1,403,654  $ 1,206,588  $  5,886,430  $ 4,244,189  $ 1,247,087  $ 1,208,234
    Net realized gain
      (loss)................   12,907,545    7,096,091       188,009     (237,364)    (133,028)    (137,628)
    Net unrealized gain
      (loss)................   33,563,598    8,227,305     2,650,381    1,730,320      395,201     (441,461)
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      operations............   47,874,797   16,529,984     8,724,820    5,737,145    1,509,260      629,145
                             ------------  -----------  ------------  -----------  -----------  -----------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   87,651,571   26,861,532    22,061,325    8,793,670    7,031,746    4,929,268
    Withdrawals.............   (9,728,446)  (5,222,416)   (4,437,910)  (3,268,319)  (1,899,348)  (1,645,843)
    Annuity benefits........   (4,712,412)  (2,162,269)   (1,898,693)  (1,057,653)    (581,015)    (508,279)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....   30,840,125   11,835,914     7,719,854    1,221,259   (4,513,051)  (2,280,137)
    Net increase (decrease)
      in investment by
      Allmerica
      Financial Life
      Insurance and Annuity
      Company
      (Sponsor).............           --           --            --           --           --           --
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........  104,050,838   31,312,761    23,444,576    5,688,957       38,332      495,009
                             ------------  -----------  ------------  -----------  -----------  -----------

    Net increase (decrease)
      in net assets.........  151,925,635   47,842,745    32,169,396   11,426,102    1,547,592    1,124,154

NET ASSETS:
  Beginning of period.......  124,256,702   76,413,957    61,562,481   50,136,379   25,093,963   23,969,809
                             ------------  -----------  ------------  -----------  -----------  -----------
  End of period............. $276,182,337  $124,256,702 $ 93,731,877  $61,562,481  $26,641,555  $25,093,963
                             ------------  -----------  ------------  -----------  -----------  -----------
                             ------------  -----------  ------------  -----------  -----------  -----------

                                  CASH RESERVE*            DELCAP*
                                    YEAR ENDED            YEAR ENDED
                                   DECEMBER 31,          DECEMBER 31,
                             ------------------------  -------------------
                                1997         1996         1997        1996
                             -----------  -----------  -----------  --------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   980,896  $   635,586  $ (1,236,848) $ (610,918)
    Net realized gain
      (loss)................          --           --     4,950,512    5,454,089
    Net unrealized gain
      (loss)................          --           --     7,541,834    1,533,852
                             -----------  -----------   -----------  -----------
    Net increase (decrease)
      in net assets from
      operations............     980,896      635,586    11,255,498   6,377,023
                             -----------  -----------   -----------  -----------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...  86,330,576   47,950,225    20,251,239  11,468,579
    Withdrawals.............  (2,909,292)  (1,312,824)   (5,335,134) (2,926,784)
    Annuity benefits........    (908,414)    (403,064)   (1,474,199)   (871,034)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor)..... (79,704,440) (35,250,480)    7,538,276   7,723,573
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --            --          --
                             -----------  -----------   ----------- -----------
    Net increase (decrease)
      in net assets from
      capital transactions..   2,808,430   10,983,857    20,980,182  15,394,334
                             -----------  -----------  ------------ -----------
    Net increase (decrease)
      in net assets.........   3,789,326   11,619,443    32,235,680  21,771,357
NET ASSETS:
  Beginning of period.......  24,188,400   12,568,957    72,178,889  50,407,532
                             -----------  -----------  ------------ -----------
  End of period............. $27,977,726  $24,188,400  $104,414,569 $72,178,889
                             -----------  -----------  ------------ -----------
                             -----------  -----------  ------------ -----------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     DELAWARE*            INTERNATIONAL EQUITY              VALUE
                                    YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                             -------------------------  -------------------------  ------------------------
                                 1997         1996          1997         1996         1997         1996
                             ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $  1,047,205  $   941,534  $    867,519  $   454,880  $  (503,084) $   (38,072)
    Net realized gain
      (loss)................    5,080,254    2,938,216     1,086,958      681,934    2,073,581      708,779
    Net unrealized gain
      (loss)................   14,032,322    4,036,190      (207,547)   5,076,258   11,414,705    2,616,686
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      operations............   20,159,781    7,915,940     1,746,930    6,213,072   12,985,202    3,287,393
                             ------------  -----------  ------------  -----------  -----------  -----------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   28,079,177    8,052,542    26,179,348    8,518,462   33,479,580    5,421,668
    Withdrawals.............   (5,567,318)  (3,179,878)   (2,928,122)  (1,774,463)  (1,838,474)    (549,128)
    Annuity benefits........   (1,498,054)  (1,819,910)   (1,217,294)    (614,364)    (989,577)    (241,891)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....   11,192,047    2,449,446     7,687,981    7,119,287   16,508,321    3,659,512
    Net increase (decrease)
      in investment by
      Allmerica
      Financial Life
      Insurance and Annuity
      Company
      (Sponsor).............           --           --            --           --           --           --
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   32,205,852    5,502,200    29,721,913   13,248,922   47,159,850    8,290,161
                             ------------  -----------  ------------  -----------  -----------  -----------

    Net increase (decrease)
      in net assets.........   52,365,633   13,418,140    31,468,843   19,461,994   60,145,052   11,577,554

NET ASSETS:
  Beginning of period.......   66,034,061   52,615,921    47,576,139   28,114,145   23,071,740   11,494,186
                             ------------  -----------  ------------  -----------  -----------  -----------
  End of period............. $118,399,694  $66,034,061  $ 79,044,982  $47,576,139  $83,216,792  $23,071,740
                             ------------  -----------  ------------  -----------  -----------  -----------
                             ------------  -----------  ------------  -----------  -----------  -----------


                                      TREND*                GLOBAL BOND
                                    YEAR ENDED                           PERIOD
                                   DECEMBER 31,         YEAR ENDED        FROM
                             ------------------------   -----------     5/1/96**
                                1997         1996       12/31/97       TO 12/31/96
                             -----------  -----------   -----------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $  (500,331) $  (216,761) $    69,417     $   4,953
    Net realized gain
      (loss)................     889,178    2,471,907        3,754         1,345
    Net unrealized gain
      (loss)................   7,695,169     (521,722)     (41,472)       21,456
                             -----------  -----------  -----------     ---------
    Net increase (decrease)
      in net assets from
      operations............   8,084,016    1,733,424       31,699        27,754
                             -----------  -----------  -----------     ---------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...  15,952,787    8,195,825    2,726,329       396,978
    Withdrawals.............  (1,693,912)  (1,365,861)    (158,288)       (2,674)
    Annuity benefits........    (706,139)    (399,556)     (30,780)           --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....   5,260,928    5,895,067      801,534       559,017
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --           (19)
                             -----------  -----------  -----------     ---------
    Net increase (decrease)
      in net assets from
      capital transactions..  18,813,664   12,325,475    3,338,795       953,302
                             -----------  -----------  -----------     ---------
    Net increase (decrease)
      in net assets.........  26,897,680   14,058,899    3,370,494       981,056
NET ASSETS:
  Beginning of period.......  32,271,754   18,212,855      981,056            --
                             -----------  -----------  -----------     ---------
  End of period............. $59,169,434  $32,271,754  $ 4,351,550      $981,056
                             -----------  -----------  -----------     ---------
                             -----------  -----------  -----------     ---------

* Name changed. See Note 1.
** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                              STRATEGIC                   EMERGING    CONVERTIBLE
                                INCOME        DEVON       MARKETS     SECURITIES     QUANTUM
                             PERIOD FROM   PERIOD FROM  PERIOD FROM   PERIOD FROM  PERIOD FROM
                             5/1/97** TO   5/1/97** TO  5/1/97** TO   5/1/97** TO  5/1/97** TO
                               12/31/97     12/31/97      12/31/97     12/31/97     12/31/97
                             ------------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (21,208)  $  (56,082)  $   (21,750)  $   (5,303)  $  (21,219)
    Net realized gain
      (loss)................      14,572       21,536       (35,769)       4,255         (157)
    Net unrealized gain
      (loss)................      69,661    1,105,203      (605,410)      46,234      357,646
                             ------------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      operations............      63,025    1,070,657      (662,929)      45,186      336,270
                             ------------  -----------  ------------  -----------  -----------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   4,823,077    8,738,532     3,262,385    1,264,048    4,358,237
    Withdrawals.............     (27,107)    (133,441)      (24,233)     (20,946)     (56,777)
    Annuity benefits........     (16,144)     (56,370)       (3,857)          --           --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....     819,289    4,991,924     1,427,120      204,569    1,105,617
    Net increase (decrease)
      in investment by
      Allmerica
      Financial Life
      Insurance and Annuity
      Company
      (Sponsor).............          (1)          (4)           (1)          (4)          (5)
                             ------------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   5,599,114   13,540,641     4,661,414    1,447,667    5,407,072
                             ------------  -----------  ------------  -----------  -----------

    Net increase (decrease)
      in net assets.........   5,662,139   14,611,298     3,998,485    1,492,853    5,743,342

NET ASSETS:
  Beginning of period.......          --           --            --           --           --
                             ------------  -----------  ------------  -----------  -----------
  End of period............. $ 5,662,139   $14,611,298  $ 3,998,485   $1,492,853   $5,743,342
                             ------------  -----------  ------------  -----------  -----------
                             ------------  -----------  ------------  -----------  -----------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account VA-K, which funds the Delaware Medallion variable annuity contracts (the Delaware contracts), in addition to other contracts (the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on November 1, 1990 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers fifteen Sub-Accounts under the Delaware contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Delaware Group Premium Fund, Inc. (DGPF), managed by Delaware Management Company, Inc., or Delaware International Advisers, Ltd. DGPF (the "Fund") is an open-end, diversified management investment company registered under the 1940 Act.

    Separate Account VA-K funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    The following name changes were made effective May 1, 1997:

    Sub-Account            Sub-Account
 formerly known as      currently known as
--------------------  ----------------------
Equity Income         Decatur Total Return
High Yield            Delchester
Money Market          Cash Reserve
Growth                DelCap
Multiple Strategy     Delaware
Emerging Growth       Trend

    Also effective May 1, 1997, the Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Sub-Accounts were added to Separate Account VA-K.

    Certain prior year balances have been reclassified to conform with current year presentation.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments in shares of DGPF are stated at the net asset value per share of the respective investment portfolio of DGPF. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of DGPF at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in DGPF at December 31, 1997 were as follows:

                                                                 PORTFOLIO INFORMATION
                                                        ---------------------------------------
                                                                                      NET ASSET
                                                         NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                       SHARES          COST       PER SHARE
------------------------------------------------------  ------------   ------------   ---------
Decatur Total Return*.................................   14,690,659    $221,041,377    $18.800
Delchester*...........................................    9,856,144      90,757,537      9.510
Capital Reserves......................................    2,721,179      26,901,062      9.790
Cash Reserve*.........................................    2,797,764      27,977,639     10.000
DelCap*...............................................    6,046,009      84,621,324     17.270
Delaware*.............................................    6,215,183      92,134,718     19.050
International Equity..................................    5,093,119      71,368,261     15.520
Value.................................................    4,643,794      67,463,042     17.920
Trend*................................................    3,402,498      48,939,852     17.390
Global Bond...........................................      414,433       4,371,566     10.500
Strategic Income......................................      533,158       5,592,478     10.620
Devon.................................................    1,147,785      13,506,096     12.730
Emerging Markets......................................      450,280       4,603,895      8.880
Convertible Securities................................      127,922       1,446,619     11.670
Quantum...............................................      447,301       5,385,697     12.840

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    For contracts issued on Form A3019-92 and 3022-93 (Delaware Medallion I &
II), a $30 contract fee is deducted on the contract anniversary date and upon full surrender when the accumulated value is $50,000 or less. For contracts issued on Form A3025-96 (Delaware Medallion III), a $30 fee is deducted on the contract anniversary date and upon full surrender if the accumulated value is less than $50,000. The fee is currently waived on all contracts (3019, 3022 and 3025) issued to the trustee of a 401(k) plan. For the years ended December 31, 1997 and 1996, contract fees deducted from the accumulated value in Separate Account VA-K amounted to $150,569 and $124,909, respectively. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers. As the current series of contracts have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1997 and 1996, the Company received $642,056 and $532,875, respectively, for contingent deferred sales charges applicable to Separate Account VA-K.

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                               1997                            1996
                                                 --------------------------------  -----------------------------
                                                     UNITS            AMOUNT           UNITS          AMOUNT
                                                 --------------  ----------------  -------------  --------------
Decatur Total Return*
  Issuance of Units............................      68,270,519  $    146,192,020     26,906,850  $   47,592,265
  Redemption of Units..........................     (20,756,214)      (42,141,182)    (9,220,610)    (16,279,504)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      47,514,305  $    104,050,838     17,686,240  $   31,312,761
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Delchester*
  Issuance of Units............................      29,125,526  $     44,257,190     14,527,804  $   20,687,367
  Redemption of Units..........................     (14,151,785)      (20,812,614)   (10,585,763)    (14,998,410)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      14,973,741  $     23,444,576      3,942,041  $    5,688,957
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Capital Reserves
  Issuance of Units............................       8,221,438  $     10,561,345      5,977,466  $    7,520,009
  Redemption of Units..........................      (8,212,795)      (10,523,013)    (5,569,637)     (7,025,000)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................           8,643  $         38,332        407,829  $      495,009
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Cash Reserve*
  Issuance of Units............................     131,928,339  $    140,946,919     75,179,072  $   83,421,240
  Redemption of Units..........................    (129,433,053)     (138,138,489)   (65,228,364)    (72,437,383)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       2,495,286  $      2,808,430      9,950,708  $   10,983,857
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                     YEAR ENDED DECEMBER 31,
                                                               1997                            1996
                                                 --------------------------------  -----------------------------
                                                     UNITS            AMOUNT           UNITS          AMOUNT
                                                 --------------  ----------------  -------------  --------------
DelCap*
  Issuance of Units............................      26,495,301  $     43,296,401     18,397,427  $   29,743,277
  Redemption of Units..........................     (14,137,262)      (22,316,219)    (8,934,678)    (14,348,943)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      12,358,039  $     20,980,182      9,462,749  $   15,394,334
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Delaware*
  Issuance of Units............................      27,585,743  $     48,944,960      8,988,500  $   13,995,384
  Redemption of Units..........................      (9,681,899)      (16,739,108)    (5,336,652)     (8,493,184)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      17,903,844  $     32,205,852      3,651,848  $    5,502,200
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
International Equity
  Issuance of Units............................      30,763,158  $     50,328,666     14,899,213  $   21,486,538
  Redemption of Units..........................     (12,838,737)      (20,606,753)    (5,613,082)     (8,237,616)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      17,924,421  $     29,721,913      9,286,131  $   13,248,922
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Value
  Issuance of Units............................      34,444,086  $     58,324,155      9,120,472  $   12,060,935
  Redemption of Units..........................      (6,900,158)      (11,164,305)    (2,861,959)     (3,770,774)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      27,543,928  $     47,159,850      6,258,513  $    8,290,161
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Trend*
  Issuance of Units............................      19,609,154  $     31,318,712     19,526,544  $   29,133,745
  Redemption of Units..........................      (8,063,478)      (12,505,048)   (11,225,741)    (16,808,270)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      11,545,676  $     18,813,664      8,300,803  $   12,325,475
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Global Bond
  Issuance of Units............................       3,952,054  $      4,369,828        928,356  $      998,769
  Redemption of Units..........................        (888,337)       (1,031,033)       (42,482)        (45,467)
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       3,063,717  $      3,338,795        885,874  $      953,302
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Strategic Income
  Issuance of Units............................       7,008,292  $      6,633,553             --  $           --
  Redemption of Units..........................      (1,627,049)       (1,034,439)            --              --
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       5,381,243  $      5,599,114             --  $           --
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Devon
  Issuance of Units............................      13,727,287  $     15,666,740             --  $           --
  Redemption of Units..........................      (2,142,694)       (2,126,099)            --              --
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................      11,584,593  $     13,540,641             --  $           --
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Emerging Markets
  Issuance of Units............................       5,638,069  $      5,619,161             --  $           --
  Redemption of Units..........................      (1,093,247)         (957,747)            --              --
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       4,544,822  $      4,661,414             --  $           --
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                     YEAR ENDED DECEMBER 31,
                                                               1997                            1996
                                                 --------------------------------  -----------------------------
                                                     UNITS            AMOUNT           UNITS          AMOUNT
                                                 --------------  ----------------  -------------  --------------
Convertible Securities
  Issuance of Units............................       1,415,849  $      1,492,628             --  $           --
  Redemption of Units..........................        (124,725)          (44,961)            --              --
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       1,291,124  $      1,447,667             --  $           --
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------
Quantum
  Issuance of Units............................       5,699,433  $      6,653,701             --  $           --
  Redemption of Units..........................      (1,184,780)       (1,246,629)            --              --
                                                 --------------  ----------------  -------------  --------------
    Net increase...............................       4,514,653  $      5,407,072             --  $           --
                                                 --------------  ----------------  -------------  --------------
                                                 --------------  ----------------  -------------  --------------

* Name changed. See Note 1.

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the DGPF shares by Separate Account VA-K during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                               PURCHASES        SALES
----------------------------------------------------------------  ------------   ------------
Decatur Total Return*...........................................  $127,941,767   $ 11,400,796
Delchester*.....................................................    38,074,130      8,743,156
Capital Reserves................................................     7,380,320      6,096,006
Cash Reserve*...................................................    78,502,079     74,712,813
DelCap*.........................................................    31,380,166      7,539,766
Delaware*.......................................................    42,341,059      4,774,594
International Equity............................................    38,609,217      8,019,585
Value...........................................................    51,061,046      2,771,526
Trend*..........................................................    23,138,012      4,397,249
Global Bond.....................................................     4,085,731        668,781
Strategic Income................................................     6,616,376      1,038,470
Devon...........................................................    14,743,756      1,259,197
Emerging Markets................................................     5,342,764        703,100
Convertible Securities..........................................     1,543,365        101,001
Quantum.........................................................     6,352,339        966,486
                                                                  ------------   ------------
Totals..........................................................  $477,112,127   $133,192,526
                                                                  ------------   ------------
                                                                  ------------   ------------

* Name changed. See Note 1.

                             PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

      Financial Statements Included in Part A
      None

      Financial Statements Included in Part B
      Financial Statements for Allmerica Financial Life Insurance and Annuity Company Financial Statements for Separate Account VA-K of Allmerica Financial Life Insurance and Annuity Company

      Financial Statements Included in Part C
      None

  (b) EXHIBITS

      EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated November 1, 1990 was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

      EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

      EXHIBIT 3 (a) Underwriting and Administrative Services Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                 (b) Wholesaling Agreement was previously filed on April 24,
                     1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                 (c) Sales Agreements with Commission Schedule were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.

                 (d) General Agent's Agreement was previously filed on
                     April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                 (e) Career Agent Agreement was previously filed on April 24,
                     1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                 (f) Registered Representative's Agreement was previously
                     filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

      EXHIBIT 4   Guaranteed Annuity Payout Rider is filed herewith.
                  Specimen Generic Contract Form A was previously filed on
                  April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein. Generic Contract Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 11 and is incorporated by reference herein.

      EXHIBIT 5 Specimen Generic Application Form was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein. Generic Policy Application Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 11 and is incorporated by reference herein.

      EXHIBIT 6 The Depositor's Articles of Incorporation, as amended effective October 1, 1995 to reflect its new name, was previously filed on September 28, 1995 in Post-Effective Amendment No. 9 and is incorporated by reference herein.

     EXHIBIT 7    Not Applicable.

     EXHIBIT 8   (a) Fidelity Service Agreement was previously filed on
                     April 26, 1996 in Post-Effective Amendment No. 10 and is incorporated by reference herein.

                 (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 13 and is incorporated by reference herein.

                 (c) Fidelity Service Contract, effective as of January 1,
                     1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 13 and is incorporated by reference herein.

                 (d) BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.

      EXHIBIT 9   Opinion of Counsel is filed herewith.

      EXHIBIT 10  Consent of Independent Accountants is filed herewith.

      EXHIBIT 11  None.

      EXHIBIT 12  None.

      EXHIBIT 13  Not Applicable.

      EXHIBIT 14  Not Applicable.

      EXHIBIT 15 Participation Agreement with Delaware Group Premium Fund, Inc. and Amendment were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.


ITEM 25.  DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

     The Principal business address of all the following Directors and Officers is:

     440 Lincoln Street
     Worcester, Massachusetts  01653

                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


              NAME AND POSITION                           PRINCIPAL OCCUPATION(S) DURING
                 WITH COMPANY                                    PAST FIVE YEARS
                 ------------                                    ---------------

 Bruce C. Anderson                             Director of First Allmerica since 1996; Vice
  Director                                      President, First Allmerica since 1984

 Abigail M. Armstrong                          Secretary of First Allmerica since 1996; Counsel,
  Secretary and Counsel                         First Allmerica since 1991

 Warren E. Barnes                              Vice President and Corporate Controller of First
  Vice President and Corporate Controller       Allmerica since 1997; Vice President of Allmerica
                                                Trust Company since 1997; Vice President and Co-Controller,
                                                First Allmerica 1997; Vice President and Assistant
                                                Controller, First Allmerica 1996 to 1997; Assistant
                                                Vice President and Assistant Controller, First Allmerica
                                                1995 to 1996; Assistant Vice President Corporate
                                                Accounting and Reporting, First Allmerica 1993 to 1995

 Robert E. Bruce                               Director and Chief Information Officer of First Allmerica
  Director and Chief Information Officer        since 1997; Vice President of First Allmerica since 1995;
                                                Corporate Manager, Digital Equipment Corporation 1979 to 1995

 John P. Kavanaugh                             Director and Chief Investment Officer of First Allmerica
  Director, Vice President and                  since 1996; Vice President, First Allmerica since 1991
  Chief Investment Officer

 John F. Kelly                                 Director of First Allmerica since 1996; Senior Vice President,
  Director, Vice President and                  First Allmerica since 1986; General Counsel, First Allmerica
  General Counsel                               since 1981; Assistant Secretary, First Allmerica since 1991

 J. Barry May                                  Director of First Allmerica since 1996; Director and President,
  Director                                      The Hanover Insurance Company since 1996; Vice President,
                                                The Hanover Insurance Company, 1993 to 1996; General Manager,
                                                The Hanover Insurance Company 1989 to 1993

 James R. McAuliffe                            Director of First Allmerica since 1996; Director of Citizens
  Director                                      Insurance Company of America since 1992, President since 1994, and
                                                CEO since 1996; Vice President, First Allmerica 1982 to 1994;
                                                Chief Investment Officer, First Allmerica 1986 to 1994

 John F. O'Brien                               Director, Chairman of the Board, President and Chief Executive
  Director, Chairman of the Board,              Officer, First Allmerica since 1989
  President and Chief Executive Officer

 Edward J. Parry, III                          Director and Chief Financial Officer of First Allmerica since 1996;
  Director, Vice President,                     Vice President and Treasurer, First Allmerica since 1993; Assistant
  Chief Financial Officer and Treasurer         Vice President 1992 to 1993

 Robert P. Restrepo, Jr.                       Chief Executive Officer of Travelers Property & Casualty
  Director                                      Company 1996-1998; Senior Vice President of Aetna Life & Casualty
                                                Company 1993-1996

 Richard M. Reilly                             Director of First Allmerica since 1996; Vice President,
  Director and Vice President                   First Allmerica since 1990; Director, Allmerica Investments, Inc.
                                                since 1990; Director and President, Allmerica Financial Investment
                                                Management Services, Inc. since 1990

 Eric A. Simonsen                              Director of First Allmerica since 1996; Vice President, First Allmerica
  Director and Vice President                   since 1990; Chief Financial Officer, First Allmerica 1990 to 1996

 Phillip E. Soule                              Director of First Allmerica since 1996; Vice President,
  Director and Vice President                   First Allmerica since 1987



ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

     See attached organization chart.


                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                         _______________________________________________                _____________
                                  |                                 |                            |
                                 100%                              100%                         100%
                             Logan Wells                           SMA                     First Sterling
                            Water Company,                   Financial Corp.                Reinsurance
                                 Inc.                                                         Company
                                                                                             Limited

                              New Jersey                     Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________                             ______|_______
                            |                   |                    |                                        |
                           100%                100%                 100%                                     100%
                        The Hanover          Allmerica           Citizens                                 Somerset
                         Insurance           Financial           Insurance                               Square, Inc.
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois                              Massachusetts
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                  83%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan



                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens


               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


     NAME                                              ADDRESS                     TYPE OF BUSINESS
     ----                                              -------                     ----------------

 AAM Equity Fund                                    440 Lincoln Street          Massachusetts Grantor Trust
                                                    Worcester MA 01653

                                                    440 Lincoln Street          Limited Partnership
 AAM Growth &  Income Fund, L.P.                    Worcester MA 01653


 AFC Capital Trust I                                440 Lincoln Street          Statutory Business Trust
                                                    Worcester MA 01653


 Allmerica Asset Management Limited                 440 Lincoln Street          Investment advisory services
                                                    Worcester MA 01653


 Allmerica Asset Management, Inc.                   440 Lincoln Street          Investment advisory services
                                                    Worcester MA 01653

                                                    440 Lincoln Street          Non-insurance medical services
 Allmerica Benefits, Inc.                           Worcester MA 01653

 Allmerica Equity Index Pool                        440 Lincoln Street          Massachusetts Grantor Trust
                                                    Worcester MA 01653

 Allmerica Financial Alliance Insurance             100 North Parkway           Multi-line property and  casualty
 Company                                            Worcester MA 01605          insurance

 Allmerica Financial Benefit Insurance              100 North Parkway           Multi-line property and casualty insurance
 Company                                            Worcester MA 01605

 Allmerica Financial Corporation                    440 Lincoln Street          Holding Company
                                                    Worcester MA 01653

 Allmerica Financial Insurance Brokers, Inc.        440 Lincoln Street          Insurance Broker
                                                    Worcester MA 01653

 Allmerica Financial Life Insurance                 440 Lincoln Street          Life insurance, accident and health
 and Annuity Company (formerly known                Worcester MA 01653          insurance, annuities, variable annuities
 as SMA Life Assurance Company)                                                 and variable life insurance

 Allmerica Financial Services Insurance             440 Lincoln Street          Insurance Agency
 Agency, Inc.                                       Worcester MA 01653


 Allmerica Funding Corp.                            440 Lincoln Street          Special purpose funding vehicle for
                                                    Worcester MA 01653          commercial paper


 Allmerica, Inc.                                    440 Lincoln Street          Common employer for Allmerica Financial
                                                    Worcester MA 01653          Corporation entities

 Allmerica Financial Investment Management          440 Lincoln Street          Investment advisory services
 Services, Inc. (formerly known as Allmerica        Worcester MA 01653
 Institutional Services, Inc. and 440
 Financial Group of  Worcester, Inc.)

 Allmerica Investment Management                    440 Lincoln Street          Investment advisory services
 Company, Inc.                                      Worcester MA 01653

 Allmerica Investments, Inc.                        440 Lincoln Street          Securities, retail broker-dealer
                                                    Worcester MA 01653

 Allmerica Investment Trust                         440 Lincoln Street          Investment Company
                                                    Worcester MA 01653

 Allmerica Plus Insurance Agency, Inc.              440 Lincoln Street          Insurance Agency
                                                    Worcester MA 01653

 Allmerica Property & Casualty                      440 Lincoln Street          Holding Company
 Companies, Inc.                                    Worcester MA 01653


 Allmerica Securities Trust                         440 Lincoln Street          Investment Company
                                                    Worcester MA 01653

 Allmerica Services Corporation                     440 Lincoln Street          Internal administrative services provider
                                                    Worcester MA 01653          to Allmerica Financial Corporation
                                                                                entities

 Allmerica Trust Company, N.A.                      440 Lincoln Street          Limited purpose national trust company
                                                    Worcester MA 01653

 AMGRO, Inc.                                        100 North Parkway           Premium financing
                                                    Worcester MA 01605

 Citizens Corporation                               440 Lincoln Street          Holding Company
                                                    Worcester MA 01653

 Citizens Insurance Company of America              645 West Grand River        Multi-line property and casualty insurance
                                                    Howell MI 48843

 Citizens Insurance Company of Illinois             333 Pierce Road             Multi-line property and casualty insurance
                                                    Itasca IL 60143

 Citizens Insurance Company of the Midwest          3950 Priority Way           Multi-line property and casualty insurance
                                                    South Drive,
                                                    Suite 200
                                                    Indianapolis IN 46280

 Citizens Insurance Company of Ohio                 8101 N. High Street         Multi-line property and casualty insurance
                                                    P.O. Box 342250
                                                    Columbus OH 43234

 Citizens Management, Inc.                          645 West Grand River        Services management company
                                                    Howell MI 48843

 First Allmerica Financial Life                     440 Lincoln Street          Life, pension, annuity, accident and
 Insurance Company (formerly State Mutual           Worcester MA 01653          health insurance company
 Life Assurance Company of America)

 Financial Profiles                                 5421 Avenida Encinas        Computer Software Company
                                                    Carlsbad, CA  92008

 First Sterling Limited                             440 Lincoln Street          Holding Company
                                                    Worcester MA 01653

 First Sterling Reinsurance Company                 440 Lincoln Street          Reinsurance Company
 Limited                                            Worcester MA 01653

 Greendale Special Placements Fund                  440 Lincoln Street          Massachusetts Grantor Trust
                                                    Worcester MA 01653

 The Hanover American Insurance Company             100 North Parkway           Multi-line property and casualty insurance
                                                    Worcester MA 01605

 The Hanover Insurance Company                      100 North Parkway           Multi-line property and casualty insurance
                                                    Worcester MA 01605

 Hanover Texas Insurance Management                 801 East Campbell Road      Attorney-in-fact for Hanover Lloyd's
 Company, Inc.                                      Richardson TX 75081         Insurance Company

 Hanover Lloyd's Insurance Company                  801 East Campbell           Multi-line property and casualty insurance
                                                    Richardson TX 7508

 Lloyds Credit Corporation                          440 Lincoln Street          Premium financing service franchises
                                                    Worcester MA 01653

 Logan Wells Water Company, Inc.                    603 Heron Drive             Water Company serving land development
                                                    Bridgeport NJ 0801          investment

 Massachusetts Bay Insurance Company                100 North Parkway           Multi-line property and casualty insurance
                                                    Worcester MA 01605

 SMA Financial Corp.                                440 Lincoln Street          Holding Company
                                                    Worcester MA 01653

 Somerset Square, Inc.                              440 Lincoln Street          Real estate holding company
                                                    Worcester MA 01653

 Sterling Risk Management                           440 Lincoln Street          Risk management services
 Services, Inc.                                     Worcester MA 01653



ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of September 30, 1998, there were 6,891 Contract owners of qualified contracts and 13,128 Contract owners of non-qualified Contracts.


ITEM 28.  INDEMNIFICATION

Article VIII of the Bylaws of the Depositor state: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgement, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, Inheiritance Account, Group VEL Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account, Fulcrum Separate Account,

               Fulcrum Variable Life Separate Account, Inheiritage Account, Separate Account KG and Separate Account KGC of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, Separate Accounts I, VA-K, VA-P, VEL II Account, Inheiritage Account, Group VEL Account, Allmerica Select Separate Account, Separate Account KG, Separate Account KGC and Fulcrum Separate Account of First Allmerica Financial Life Insurance Company.

          -    Allmerica Investment Trust

          (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
               440 Lincoln Street
               Worcester, Massachusetts 01653

        NAME                    POSITION OR OFFICE WITH UNDERWRITER
        ----                    -----------------------------------

     Abigail M. Armstrong       Secretary and Counsel

     Emil J. Aberizk, Jr.       Vice President

     Edward T. Berger           Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.    Vice  President

     Philip J. Coffey           Vice President

     Thomas P. Cunningham       Vice President, Chief Financial Officer and
                                Controller

     Philip L. Heffernan        Vice President

     John F. Kelly              Director

     Daniel Mastrototaro        Vice President

     William F. Monroe, Jr.     Vice President

     David J. Mueller           Vice President

     John F. O'Brien            Director

     Stephen Parker             President, Director and Chief Executive Officer

     Edward J. Parry, III       Treasurer

     Richard M. Reilly          Director

     Eric A. Simonsen           Director

     Mark G. Steinberg          Senior Vice President

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.  MANAGEMENT SERVICES

     Effective March 31, 1995, the Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 1st day of October, 1998.

                              SEPARATE ACCOUNT VA-K OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By:  /s/ Abigail M. Armstong
                             -------------------------------
                             Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signatures                      Title                           Date
----------                      -----                           ----

 /s/ John F. O'Brien            Director and Chairman of        October 1, 1998
 -------------------            The Board
 John F. O'Brien

 /s/ Bruce C. Anderson          Director
 ---------------------
 Bruce C. Anderson

 /s/ Warren E. Barnes           Vice President and Corporate
 --------------------           Controller
 Warren E. Barnes

 /s/ Robert E. Bruce            Director and Chief Information
 --------------------           Officer
 Robert E. Bruce

 /s/ John P. Kavanaugh          Director, Vice President and
 ---------------------          Chief Investment Officer
 John P. Kavanaugh

 /s/ John F. Kelly              Director, Vice President and
 -----------------              General Counsel
 John F. Kelly

 /s/ J. Barry May               Director
 ----------------
 J. Barry May

 /s/ James R. McAuliffe         Director
 ----------------------
 James R. McAuliffe

 /s/ Edward J. Parry III        Director, Vice President, Chief
 -----------------------        Financial Officer and Treasurer
 Edward J. Parry III

 /s/ Richard M. Reilly          Director, President and Chief
 ---------------------          Executive Officer
 Richard M. Reilly

 /s/ Robert P. Restrepo, Jr.    Director
 ---------------------------
  Robert P. Restrepo, Jr.

 /s/ Eric A. Simonsen           Director and Vice President
 --------------------
 Eric A. Simonsen

 /s/ Phillip E. Soule           Director
 --------------------
 Phillip E. Soule

                                   EXHIBIT TABLE


Exhibit 4      Guaranteed Annuity Payout Rider

Exhibit 9      Opinion of Counsel

Exhibit 10     Consent of Independent Accountants